Exhibit 10.2

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is made as of August 24, 2005 (the “Closing Date”), by and between GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation (“Lender”), and JAMESON INNS FINANCING 02, LP, a Georgia limited partnership (“Borrower”).

AGREEMENT:

In consideration of the mutual covenants and provisions of this Agreement, the parties agree as follows:

1. Definitions. The following terms shall have the following meanings for all purposes of this Agreement:

“ADA” means the Americans with Disabilities Act of 1990, as such act may be amended from time to time.

“Affiliate” means any Person that directly or indirectly controls, is under common control with, or is controlled by any other Person. For purposes of this definition, “controls”, “under common control with” and “controlled by” mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or otherwise.

“Anti-Money Laundering Laws” means all applicable laws, regulations and government guidance on the prevention and detection of money laundering, including 18 U.S.C. § § 1956 and 1957, and the BSA.

“Applicable Regulations” means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of each Governmental Authority having jurisdiction over the Premises, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements, all applicable standards of the National Board of Fire Underwriters and the ADA and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to any of the Borrower Parties.

“Borrower Parties” means, collectively, Borrower and any guarantors of the Loan (including, in each case, any predecessors-in-interest).

“BSA” means the Bank Secrecy Act (31 U.S.C. § § 5311 et. seq.), and its implementing regulations, Title 31 Part 103 of the U.S. Code of Federal Regulations.

“Business Day” means any day on which Lender is open for business other than a Saturday, Sunday or a legal holiday, ending at 5:00 P.M. Phoenix, Arizona time.

“Change of Control” means a change in control of any of the Borrower Parties, including, without limitation, a change in control resulting from direct or indirect transfers of voting stock or partnership, membership or other ownership interests, whether in one or a series of transactions. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any of the Borrower Parties, as applicable, and a Change of Control will occur if any of the following occur: (i) any merger or consolidation by any of the Borrower Parties, as applicable, with or into any other entity and the Borrowing Party is not the surviving party; or (ii) if any “Person” as defined in Section 3(a)(9) of the Securities and Exchange Act of 1934, as amended

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(the “Exchange Act”), and as used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act, who, subsequent to the Closing, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), of securities of any of the Borrower Parties, as applicable, representing 50% or more of the combined voting power of Borrower’s then outstanding securities (other than indirectly as a result of the redemption by any of the Borrower Parties, as applicable, of its securities).

“Closing” means the disbursement of the Loan Amount by Title Company as contemplated by this Agreement.

“Code” means Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq., as amended.

“Default Rate” has the meaning set forth in the Note.

“Entity” means any entity that is not a natural person.

“Environmental Indemnity Agreement” means the environmental indemnity agreement dated as of the date of this Agreement executed by Borrower for the benefit of the Indemnified Parties and such other parties as are identified in such agreement with respect to the Premises, as the same may be amended from time to time.

“Event of Default” has the meaning set forth in Section 9.

“FCCR Amount” has the meaning set forth in Section 9.A(7).

“Fee” means an underwriting, site assessment, valuation, processing and commitment fee equal to 0.5% of the sum of the Loan Amount for all of the Premises.

“Fixed Charge Coverage Ratio” has the meaning set forth in Section 6.J.

“GAAP” means generally accepted accounting principles in the United States consistently applied.

“Governmental Authority” means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority having jurisdiction or supervisory or regulatory authority over the Premises or any of the Borrower Parties.

“Guarantors” means Jameson Inns, Inc.

“Guaranty” means the unconditional guaranty of payment and performance dated as of the date of this Agreement executed by Guarantors for the benefit of Lender with respect to the Loan, as the same may be amended from time to time.

“Hazardous Materials” means (a) any toxic substance or hazardous waste, substance, solid waste or related material, or any pollutant or contaminant; (b) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment containing dielectric fluid having levels of polychlorinated biphenyls in excess of applicable standards established by any Governmental Authority, or any petroleum product or additive; (c) any substance, gas, material or chemical which is now or hereafter defined as or included in the definition of “hazardous substances,” “toxic substances,” “hazardous materials,” “hazardous wastes,” “regulated substances” or words of similar import under any Environmental Laws; and (d) any other chemical, material, gas or substance the exposure to or release of which is prohibited, limited or regulated by any Governmental Authority that

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asserts or may assert jurisdiction over the Premises or the operations or activity at the Premises, or any chemical, material, gas or substance that does or is reasonably likely to pose a material hazard to the health and/or safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises.

“Indemnified Parties” means Lender, Environmental Insurer, the trustees under the Mortgage, if applicable, and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by the Mortgage is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, investors or prospective investors in any Securitization, Participation or Transfer, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefits of third parties), as well as the respective directors, officers, shareholders, partners, members, employees, lenders, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Premises, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business).

“Indemnity Agreements” means all indemnity agreements executed for the benefit of any of the Borrower Parties or any prior owner, lessee or occupant of the Premises in connection with Hazardous Materials, including, without limitation, the right to receive payments under such indemnity agreements.

“Lessee” means Kitchin Hospitality, LLC, and its successors.

“Lessee Parties” means, collectively, Lessee and any guarantors of the Lease (including, in each case, any predecessors in interest).

“Lender Entities” means, collectively, Lender (including any predecessor-in-interest to Lender) and any Affiliate of Lender (including any Affiliate of any predecessor-in-interest to Lender).

“Loan” means the loan for the Premises described in Section 2.

“Loan Amount” means $1,690,000.00.

“Loan Documents” means, collectively, this Agreement, the Note, the Mortgage, the Environmental Indemnity Agreement, the UCC-1 Financing Statements, all guaranties of the Loan, if any, and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, as the same may be amended from time to time.

“Loan Pool” means: (i) in the context of a Securitization, any pool or group of loans that are a part of such Securitization; (ii) in the context of a Transfer, all loans which are sold, transferred or assigned to the same transferee; and (iii) in the context of a Participation, all loans as to which participating interests are granted to the same participant.

“Master Lease” means the Master Lease Agreement between Borrower and Lessee dated August 24, 2005.

“Material Adverse Effect” means a material adverse effect on (i) the Premises, including, without limitation, the operation of the Premises as a Permitted Concept, or (ii) Borrower’s ability to perform its obligations under the Loan Documents.

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“Mortgage” means the deed of trust, deed to secure debt or mortgage dated as of the date of this Agreement executed by Borrower for the benefit of Lender with respect to the Premises, as the same may be amended from time to time.

“Note” means the promissory note dated as of the date of this Agreement executed by Borrower in favor of Lender evidencing the Loan with respect to the Premises, as the same may be amended, restated and/or substituted from time to time, including, without limitation, as a result of the payment of the FCCR Amount pursuant to Section 9.

“Obligations” has the meaning set forth in the Mortgage.

“OFAC Laws and Regulations” means Executive Order 13224 issued by the President of the United States of America, the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), and the Cuban Assets Control Regulations (Title 31 Part 515 of the U.S. Code of Federal Regulations), and all other present and future federal, state and local laws, ordinances, regulations, policies, lists (including, without limitation, the Specially Designated Nationals and Blocked Persons List) and any other requirements of any Governmental Authority (including, without limitation, the United States Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as hereafter supplemented, amended or modified from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar laws, ordinances, regulations, policies or requirements of other states or localities.

“Other Agreements” means, collectively, all agreements and instruments between, among or by (1) any of the Borrower Parties and/or any Affiliate of any of the Borrower Parties (including any Affiliate of any predecessor-in-interest to any of the Borrower Parties), and, or for the benefit of, (2) any of the Lender Entities, including, without limitation, promissory notes and guaranties; provided, however, the term “Other Agreements” shall not include the agreements and instruments defined as the Loan Documents.

“Participation” means one or more grants by Lender or any of the other Lender Entities to a third party of a participating interest in notes evidencing obligations to repay secured or unsecured loans owned by Lender or any of the other Lender Entities or any or all servicing rights with respect thereto.

“Permitted Concept” means a Jameson Inn hotel.

“Permitted Exceptions” means those recorded easements, restrictions, liens and encumbrances set forth as exceptions in the title insurance policies issued by Title Company to Lender and approved by Lender in its sole discretion in connection with the closing of the Loan.

“Person” means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

“Personal Property” has the meaning set forth in the Mortgage.

“Premises” means the parcel or parcels of real estate legally described on Exhibit A attached hereto, together with all rights, privileges and appurtenances associated therewith and all buildings, fixtures and other improvements now or hereafter located thereon (whether or not affixed to such real estate) and the Personal Property.

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“Questionnaire” means the environmental questionnaire completed on behalf of the Borrower Parties with respect to the Premises and submitted to Environmental Insurer in connection with the issuance of the Environmental Policy.

“Release” means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials or USTs.

“Remediation” means any response, remedial, removal, or corrective action, any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials or USTs required by any Environmental Law or any Governmental Authority, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials or USTs.

“Restoration” has the meaning set forth in the Mortgage.

“Securitization” means one or more sales, dispositions, transfers or assignments by Lender or any of the other Lender Entities to a special purpose corporation, trust or other entity identified by Lender or any of the other Lender Entities of notes evidencing obligations to repay secured or unsecured loans owned by Lender or any of the other Lender Entities (and, to the extent applicable, the subsequent sale, transfer or assignment of such notes to another special purpose corporation, trust or other entity identified by Lender or any of the other Lender Entities), and the issuance of bonds, certificates, notes or other instruments evidencing interests in pools of such loans, whether in connection with a permanent asset securitization or a sale of loans in anticipation of a permanent asset securitization. Each Securitization shall be undertaken in accordance with all requirements which may be imposed by the investors or the rating agencies involved in each such sale, disposition, transfer or assignment or which may be imposed by applicable securities, tax or other laws or regulations.

“Substitute Documents” has the meaning set forth in Section 11(9).

“Substitute Premises” means one or more parcels of real estate substituted for the Premises in accordance with the requirements of Section 11, together with all rights, privileges and appurtenances associated therewith and all buildings, fixtures and other improvements, equipment, trade fixtures, appliances and other personal property located thereon (whether or not affixed to such real estate). For purposes of clarity, where two or more parcels of real estate comprise a Substitute Premises, such parcels or interests shall be aggregated and deemed to constitute the Substitute Premises for all purposes of this Agreement.

“Title Company” means First American Title Insurance Company.

“Transfer” means one or more sales, transfers or assignments by Lender or any of the other Lender Entities to a third party of notes evidencing obligations to repay secured or unsecured loans owned by Lender or any of the other Lender Entities or any or all servicing rights with respect thereto.

“UCC-1 Financing Statements” means such UCC-1 Financing Statements as Lender shall file with respect to the transactions contemplated by this Agreement.

“U.S. Publicly-Traded Entity” is an Entity whose securities are listed on a national securities exchange or quoted on an automated quotation system in the U.S. or a wholly-owned subsidiary of such an Entity.

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“USTs” means any one or combination of below or above ground tanks and associated piping systems used in connection with the storage, dispensing and general use of petroleum and petroleum-based substances.

2. Transaction. On the terms and subject to the conditions set forth in the Loan Documents, Lender shall make the Loan. The Loans will be evidenced by the Note and secured by the Mortgage. Borrower shall repay the outstanding principal amount of the Loan together with interest thereon in the manner and in accordance with the terms and conditions of the Note and the other Loan Documents. The Loan shall be advanced at the Closing in cash or otherwise immediately available funds subject to any prorations and adjustments required by this Agreement. The obligation of Lender to consummate the transaction contemplated by this Agreement is subject to the fulfillment or waiver of each of the conditions contained in the loan commitment issued by Lender to Borrower with respect to the Loan and the “Loan Closing Checklist” prepared by Lender with respect to the Loan.

3. Escrow Agent; Closing Costs. Borrower and Lender hereby employ Title Company to act as escrow agent in connection with the transactions described in this Agreement. Borrower and Lender will deliver to Title Company all documents, pay to Title Company all sums and do or cause to be done all other things necessary or required by this Agreement, in the reasonable judgment of Title Company, to enable Title Company to comply herewith and to enable any title insurance policy provided for herein to be issued. Title Company shall not cause the transaction to close unless and until it has received written instructions from Lender and Borrower to do so. Title Company is authorized to pay, from any funds held by it for Lender’s or Borrower’s respective credit all amounts necessary to procure the delivery of such documents and to pay, on behalf of Lender and Borrower, all charges and obligations payable by them, respectively. Borrower will pay all charges payable by it to Title Company. Title Company is authorized, in the event any conflicting demand is made upon it concerning these instructions or the escrow, at its election, to hold any documents and/or funds deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of Borrower and Lender or to interplead such documents and/or funds in an action brought in any such court. Deposit by Title Company of such documents and funds, after deducting therefrom its charges and its expenses and attorneys’ fees incurred in connection with any such court action, shall relieve Title Company of all further liability and responsibility for such documents and funds. Title Company’s receipt of this Agreement and opening of an escrow pursuant to this Agreement shall be deemed to constitute conclusive evidence of Title Company’s agreement to be bound by the terms and conditions of this Agreement pertaining to Title Company. Disbursement of any funds shall be made by check, certified check or wire transfer, as directed by Borrower and Lender. Title Company shall be under no obligation to disburse any funds represented by check or draft, and no check or draft shall be payment to Title Company in compliance with any of the requirements hereof, until it is advised by the bank in which such check or draft is deposited that such check or draft has been honored. Title Company is authorized to act upon any statement furnished by the holder or payee, or a collection agent for the holder or payee, of any lien on or charge or assessment in connection with the Premises, concerning the amount of such charge or assessment or the amount secured by such lien, without liability or responsibility for the accuracy of such statement. The employment of Title Company as escrow agent shall not affect any rights of subrogation under the terms of any title insurance policy issued pursuant to the provisions thereof.

4. Closing Conditions. The obligation of Lender to consummate the transaction contemplated by this Agreement is subject to the fulfillment or waiver of each of the following conditions:

A. Title Insurance Commitments. Lender shall have received for the Premises a preliminary title report and irrevocable commitment to insure title in the amount of the Loan, by means of a mortgagee’s, ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in the jurisdiction where the Premises is located) issued by Title Company showing Borrower vested with good and marketable fee title in the real property comprising such Premises, committing to insure Lender’s first priority lien upon and security interest in such real property subject only to Permitted Exceptions, and containing such endorsements as Lender may require.

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B. Survey. Lender shall have received (i) a current ALTA survey of the Premises or its equivalent, the form and substance of which shall be satisfactory to Lender in its reasonable discretion and (ii) the Site and Utility Plans. Lender shall have obtained a flood certificate indicating that the location of the Premises is not within the 100-year flood plain or identified as a special flood hazard area as defined by the Federal Emergency Management Agency, or if the Premises is in such a flood plain or special flood hazard area, Borrower shall have provided Lender with evidence of flood insurance maintained on the Premises in an amount and on terms and conditions reasonably satisfactory to Lender.

C. Environmental. Lender shall have completed such environmental due diligence of the Premises as it deems necessary or advisable in its sole discretion, including, without limitation, receiving an Environmental Policy with respect to the Premises, and Lender shall have approved the environmental condition of the Premises in its sole discretion.

D. Compliance With Representations, Warranties and Covenants. All of the representations and warranties set forth in Section 5 shall be true, correct and complete as of the Closing Date, and Borrower shall be in compliance with each of the covenants set forth in Section 6 as of the Closing Date. No event shall have occurred or condition shall exist or information shall have been disclosed by Borrower or discovered by Lender which has had or would be reasonably likely to have a material adverse effect on the Premises, any of the Borrower Parties or Lender’s willingness to consummate the transaction contemplated by this Agreement, as determined by Lender in its sole and absolute discretion.

E. Proof of Insurance. Borrower shall have delivered to Lender certificates of insurance and copies of insurance policies showing that all insurance required by the Loan Documents and providing coverage and limits satisfactory to Lender are in full force and effect.

F. Legal Opinions. Borrower shall have delivered to Lender such legal opinions as Lender may reasonably require all in form and substance reasonably satisfactory to Lender and its counsel.

G. Fee and Closing Costs. Borrower shall have paid the Fee to Lender and shall have paid all costs of the transactions described in this Agreement, including, without limitation, the cost of title insurance premiums and all endorsements required by Lender, survey charges, UCC and litigation search charges, the attorneys’ fees of Borrower, reasonable attorneys’ fees and expenses of Lender, the cost of the environmental due diligence undertaken pursuant to Section 4.C, including, without limitation, the cost of the Environmental Policy, Lender’s site inspection costs and fees, stamp taxes, mortgage taxes, transfer fees, escrow, filing and recording fees and UCC filing and recording fees (including preparation, filing and recording fees for UCC continuation statements). Borrower shall have also paid all real and personal property and other applicable taxes and assessments and other charges relating to the Premises which are due and payable on or prior to the Closing Date as well as taxes and assessments due and payable subsequent to the Closing Date but which Title Company requires to be paid at Closing as a condition to the issuance of the title insurance policy described in Section 4.A.

H. Closing Documents. At or prior to the Closing Date, Lender and/or the Borrower Parties, as may be appropriate, shall have executed and delivered or shall have caused to be executed and delivered to Lender, or as Lender may otherwise direct, the Loan Documents and such other documents, payments, instruments and certificates, as Lender may require in form acceptable to Lender.

Upon fulfillment or waiver of all of the above conditions, Lender shall deposit funds necessary to close this transaction with the Title Company and this transaction shall close in accordance with the terms and conditions of this Agreement.

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5. Representations and Warranties of Borrower. The representations and warranties of Borrower contained in this Section are being made by Borrower as of the Closing Date to induce Lender to enter into this Agreement and consummate the transactions contemplated herein and shall survive the Closing. Borrower represents and warrants to Lender (and Environmental Insurer solely with respect to Section 5.K) as follows:

A. Financial Information. Borrower has delivered to Lender certain financial statements and other information concerning the Borrower Parties in connection with the transaction described in this Agreement (collectively, the “Financial Information”). The Financial Information is true, correct and complete in all material respects; there have been no amendments to the Financial Information since the date such Financial Information was prepared or delivered to Lender. Borrower understands that Lender is relying upon the Financial Information and Borrower represents that such reliance is reasonable. All financial statements included in the Financial Information were prepared in accordance with GAAP and fairly present as of the date of such financial statements the financial condition of each individual or entity to which they pertain. No change has occurred with respect to the financial condition of any of the Borrower Parties and/or the Premises as reflected in the Financial Information, which has not been disclosed in writing to Lender or has had, or could reasonably be expected to result in, a Material Adverse Effect.

B. Organization and Authority. Each of the Borrower Parties (other than individuals), as applicable, is duly organized or formed, validly existing and in good standing under the laws of its state of incorporation or formation. Borrower is qualified as a foreign corporation, partnership or limited liability company, as applicable, to do business in each state where the Premises are located, and each of the Borrower Parties is qualified as a foreign corporation, partnership or limited liability company, as applicable, to do business in any other jurisdiction where the failure to be qualified would reasonably be expected to result in a Material Adverse Effect. All necessary action has been taken to authorize the execution, delivery and performance by the Borrower Parties of this Agreement and the other Loan Documents. The person(s) who have executed this Agreement on behalf of Borrower are duly authorized so to do. Borrower is not a “foreign corporation”, “foreign partnership”, “foreign trust”, “foreign estate” or “foreign person” (as those terms are defined by the Internal Revenue Code of 1986, as amended). Borrower’s U.S. Federal Tax Identification number, Organization Identification number and principal place of business are correctly set forth on the signature page of this Agreement. None of the Borrower Parties, and no individual or entity owning directly or indirectly any interest in any of the Borrower Parties, is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of any of the OFAC Laws and Regulations; provided, however, the representation contained in this sentence shall not apply to any Person to the extent such Person’s interest is in or through a U.S. Publicly-Traded Entity.

C. Enforceability of Documents. Upon execution by the Borrower Parties, this Agreement and the other Loan Documents shall constitute the legal, valid and binding obligations of the Borrower Parties, respectively, enforceable against the Borrower Parties in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and general principles of equity.

D. Litigation. There are no suits, actions, proceedings or investigations pending, or to the best of its knowledge, threatened against or involving the Borrower Parties or the Premises before any arbitrator or Governmental Authority, except for such suits, actions, proceedings or investigations which, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Material Adverse Effect.

E. Absence of Breaches or Defaults. The Borrower Parties are not, and the authorization, execution, delivery and performance of this Agreement and the other Loan Documents will not result, in any breach or default under any other document, instrument or agreement to which any of the Borrower

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Parties is a party or by which any of the Borrower Parties, the Premises or any of the property of any of the Borrower Parties is subject or bound, except for such breaches or defaults which, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Material Adverse Effect. The authorization, execution, delivery and performance of this Agreement and the other Loan Documents will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order. The Premises is not subject to any right of first refusal, right of first offer or option to purchase or lease granted to a third party.

F. Utilities. Adequate public utilities are available at the Premises to permit utilization of the Premises as a Permitted Concept and all utility connection fees and use charges will have been paid in full prior to delinquency.

G. Zoning; Compliance With Laws. The Premises is in compliance with all applicable zoning requirements, and the use of the Premises as a Permitted Concept does not constitute a nonconforming use under applicable zoning requirements. The Borrower Parties and the Premises are in compliance with all Applicable Regulations except for such noncompliance which has not had, and would not reasonably be expected to result in, a Material Adverse Effect.

H. Area Development; Wetlands. No condemnation or eminent domain proceedings affecting the Premises have been commenced or, to the best of Borrower’s knowledge, are contemplated. Neither the Premises, nor to the best of Borrower’s knowledge, the real property bordering the Premises, are designated by any Governmental Authority as a wetlands.

I. Licenses and Permits; Access. All required licenses and permits, both governmental and private, to use and operate the Premises as a Permitted Concept are in full force and effect, except for such licenses and permits the failure of which to obtain has not had, and would not reasonably be expected to result in, a Material Adverse Effect. Adequate rights of access to public roads and ways are available to the Premises for unrestricted ingress and egress and otherwise to permit utilization of the Premises for their intended purposes, and all such public roads and ways have been completed and dedicated to public use.

J. Condition of Premises. The Premises, including the Personal Property, is in good condition and repair and well maintained, ordinary wear and tear excepted, fully equipped and operational, free from structural defects, safe and properly lighted.

K. Environmental. The representations and warranties of Borrower set forth in Section 2 of the Environmental Indemnity Agreement, together with the corresponding definitions, are incorporated by reference into this Agreement as if stated in full in this Agreement. Lender has charged Borrower a fee for the Environmental Policy. Borrower acknowledges that the Environmental Policy is for the sole protection of Lender and will not protect Borrower or provide Borrower with any coverage thereunder. Borrower acknowledges and agrees that Environmental Insurer may rely on the environmental representations and warranties incorporated by reference into this subsection K, that Environmental Insurer is an intended third-party beneficiary of such representations and warranties and that Environmental Insurer shall have all rights and remedies available at law or in equity as a result of a breach of such representations and warranties, including, to the extent applicable, the right of subrogation.

L. Title to Premises; First Priority Lien. Fee title to the real property comprising the Premises is vested in Borrower, free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions. Borrower is owner of all Personal Property (other than certain computer equipment leased by Borrower), free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, and no Affiliate of Borrower owns any of the Personal Property. Upon Closing, Lender shall have a first priority lien upon and security interest in the Premises pursuant to the Mortgage and the UCC-1 Financing Statements.

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M. No Mechanics’ Liens. There are no delinquent accounts payable or mechanics’ liens in favor of any materialman, laborer, or any other person or entity in connection with labor or materials furnished to or performed on any portion of the Premises; and no work has been performed or is in progress nor have materials been supplied to the Premises or agreements entered into for work to be performed or materials to be supplied to the Premises prior to the date hereof, which will be delinquent on or before the Closing Date.

N. Nonconsolidation. (1) Borrower maintains correct and complete books and records of account separate from all other Persons. Where necessary or appropriate, Borrower has disclosed the nature of the transaction contemplated by the Loan Documents and Borrower’s independent status to its creditors. Borrower has not commingled its assets and its liabilities with those of any other Person.

(2) Borrower maintains its own checking account or accounts with commercial banking institutions separate from other Persons.

(3) To the extent that Borrower shares the same employees with other Persons, the salaries of and the expenses related to providing benefits to such employees have been fairly and nonarbitrarily allocated among such Persons, with the result that each such Person bears its fair share of the salary and benefit costs associated with all such common employees.

(4) To the extent that Borrower jointly contracts with other Persons to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing are, and at all times shall be, fairly and nonarbitrarily allocated among such Persons, with the result that each such Person bears its fair share of such costs. To the extent that Borrower contracts or does business with vendors or service providers where the goods or services provided are or shall be partially for the benefit of other Persons, the costs incurred in so doing are fairly and nonarbitrarily allocated to or among such Persons for whose benefit the goods or services are provided, with the result that each such Person bears its fair share of such costs.

(5) To the extent that Borrower or other Persons have offices in the same location, there is a fair, appropriate and nonarbitrary allocation of overhead among them, with the result that each such Person bears its fair share of such expenses.

(6) Borrower has not incurred any indebtedness, secured or unsecured, direct or indirect, absolute or contingent, including, without limitation, liability for the debts of any other Person (and Borrower has not held itself out as being liable for the debts of any other Person), other than the Loan and trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances. Borrower is not a guarantor of any obligations.

(7) Borrower is not presently a party to a pledge of its assets for the benefit of other Persons. Borrower has not made any loans or advances to any third party (including any Affiliate or constituent party of Borrower).

(8) Borrower has conducted its affairs strictly in accordance with its organizational documents including Borrower’s general partner’s organizational documents and has observed all necessary, appropriate and customary formalities.

(9) Borrower does not hold itself out to the public or to any of its individual creditors as being a unified entity with assets and liabilities in common with any other Person.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

(10) Borrower (a) is solvent, (b) is able to pay its obligations as they become due and (c) is not and shall not be engaged in any business or transaction for which its remaining capital is or may be unreasonably small.

(11) Borrower has no actual intent to hinder, delay or defraud creditors in connection with any of the transactions contemplated herein or intent to incur (or belief that it is incurring) debts beyond its ability to pay the same as they mature.

(12) Borrower has not, as to itself or as to other Persons, (a) commenced any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to Borrower or other Persons or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or its debts or other Persons or their debts or (b) sought appointment of a receiver, trustee, custodian or other similar official for Borrower or for all or any substantial part of its or other Person’s assets or made a general assignment for the benefit of Borrower’s creditors.

O. Money Laundering. (1) Borrower has taken all reasonable measures, in accordance with all applicable Anti-Money Laundering Laws, with respect to each holder of a direct or indirect interest in the Borrower Parties, to assure that funds invested by such holders in the Borrower Parties are derived from legal sources; provided, however, none of the foregoing shall apply to any Person to the extent that such Person’s interest is in or through a U.S. Publicly-Traded Entity.

(2) To Borrower’s knowledge after making due inquiry, none of the Borrower Parties nor any holder of a direct or indirect interest in the Borrower Parties (a) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, any violation of any Anti-Money Laundering Laws, or drug trafficking, terrorist-related activities or other money laundering predicated crimes or a violation of the BSA, (b) has been assessed civil penalties under these or related laws, or (c) has had any of its funds seized or forfeited in an action under these or related laws; provided, however, none of the foregoing shall apply to any Person to the extent that such Person’s interest is in or through a U.S. Publicly-Traded Entity.

(3) Borrower has taken reasonable steps, consistent with industry practice for comparable organizations and in any event as required by law, to ensure that the Borrower Parties are and shall be in compliance with all (i) Anti-Money Laundering Laws and (ii) OFAC Laws and Regulations.

6. Covenants. Borrower covenants to Lender (and Environmental Insurer solely with respect to Section 6.F) from and after the Closing Date and until all of the Obligations are satisfied in full, as follows:

A. Payment of the Note. Borrower shall punctually pay, or cause to be paid, the principal, interest and all other sums to become due in respect of the Note and the other Loan Documents in accordance with the Note and the other Loan Documents. Borrower shall authorize Lender to establish arrangements whereby all scheduled payments made in respect of the Obligations are transferred by Automated Clearing House Debit initiated by Lender directly from an account at a U.S. bank in the name of Borrower to such account as Lender may designate or as Lender may otherwise designate.

B. Title. Borrower shall maintain good and marketable fee simple title to the real property comprising the Premises and title to the Personal Property, free and clear of all liens, encumbrances, charges and other exceptions to title, except the Permitted Exceptions. Lender shall have valid first liens upon and security interests in the Premises, including the Personal Property, pursuant to the Mortgage and the UCC-1 Financing Statements.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

C. Organization and Status of Borrower; Preservation of Existence. Each of the Borrower Parties (other than individuals), as applicable, shall be validly existing and in good standing under the laws of its state of incorporation or formation. Borrower shall be qualified as a foreign corporation, partnership or limited liability company to do business in each state where the Premises are located, and each of the Borrower Parties shall be qualified as a foreign corporation, partnership or limited liability company in any other jurisdiction where the failure to be qualified would reasonably be expected to result in a Material Adverse Effect. Borrower shall preserve its current form of organization and shall not change its legal name, its state of formation, nor, in one transaction or a series of related transactions, merge with or into, or consolidate with, any other entity without providing, in each case, Lender with 30 days’ prior written notice and obtaining Lender’s prior written consent (to the extent such consent is required under Section 7 of this Agreement). In addition, Borrower shall require, and shall take reasonable measures to comply with the requirement, that no individual or entity owning directly or indirectly any interest in any of the Borrower Parties is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of any of the OFAC Laws and Regulations; provided, however, the covenant contained in this sentence shall not apply to any Person to the extent that such Person’s interest is in or through a U.S. Publicly-Traded Entity.

D. Licenses and Permits. All required licenses and permits, both governmental and private, to use and operate the Premises as a Permitted Concept shall be maintained in full force and effect.

E. Compliance With Laws Generally. The use and occupation of the Premises, and the condition thereof, including, without limitation, any Restoration, shall comply with all Applicable Regulations now or hereafter in effect, including, without limitation, the OFAC Laws and Regulations and Anti-Money Laundering Laws. In addition, the Borrower Parties shall comply with all Applicable Regulations now or hereafter in effect. Without limiting the generality of the other provisions of this Section, Borrower shall comply with the ADA, and all regulations promulgated thereunder, as it affects the Premises.

F. Compliance With Environmental Provisions. The covenants, obligations and agreements of Borrower set forth in Sections 3 through 7 of the Environmental Indemnity Agreement, together with the corresponding definitions, are incorporated by reference into this Agreement as if stated in full in this Agreement.

G. Financial Statements. Within 45 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year of Borrower, Borrower shall deliver to Lender (a) complete financial statements of the Borrower Parties including a balance sheet, profit and loss statement, statement of cash flows and all other related schedules for the fiscal period then ended; (b) income statements for the business at the Premises; and (c) such other financial information as Lender may reasonably request in order to establish compliance with the financial covenants in the Loan Documents, including, without limitation, Section 6.J of this Agreement. All such financial statements shall be prepared in accordance with GAAP from period to period, and shall be certified to be accurate and complete by Borrower (or the Treasurer or other appropriate officer of Borrower). In the event the property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the sales, profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth. The financial statements delivered to Lender need not be audited, but Borrower shall deliver to Lender copies of any audited financial statements of Borrower which may be prepared, as soon as they are available. Borrower shall also cause to be delivered to Lender copies of any financial statements required to be delivered to Borrower by any tenants of the Premises.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

H. Lost Note. Borrower shall, if the Note is mutilated, destroyed, lost or stolen (a “Lost Note”), promptly deliver to Lender, upon receipt from Lender of an affidavit and indemnity in a form reasonably acceptable to Lender and Borrower stipulating that the Note has been mutilated, destroyed, lost or stolen, in substitution therefor, a new promissory note containing the same terms and conditions as the Lost Note with a notation thereon of the unpaid principal and accrued and unpaid interest. Borrower shall provide fifteen (15) days’ prior notice to Lender before making any payments to third parties in connection with the Lost Note.

I. Inspections. Borrower shall, during normal business hours (or at any time in the event of an emergency), (1) provide Lender and Lender’s officers, employees, agents, advisors, attorneys, accountants, architects, and engineers with access to the Premises, all drawings, plans, and specifications for the Premises in possession of any of the Borrower Parties, all engineering reports relating to the Premises in the possession of any of the Borrower Parties, the files, correspondence and documents relating to the Premises, and the financial books and records, including lists of delinquencies, relating to the ownership, operation, and maintenance of the Premises (including, without limitation, any of the foregoing information stored in any computer files), (2) allow such persons to make such inspections, tests, copies, and verifications as Lender considers necessary, and (3) if Borrower is in breach of the Fixed Charge Coverage Ratio requirement set forth in the following subsection J, pay expenses reasonably incurred by Lender from time to time in conducting such inspections, tests, copies and verifications upon demand (such amounts to bear interest at the Default Rate if not paid upon demand until paid).

J. Fixed Charge Coverage Ratio. Borrower shall maintain (i) a Fixed Charge Coverage Ratio at the Premises of at least 1.3:1 prior to dividend payouts, and (ii) a Fixed Charge Coverage Ratio at an aggregate level for all twelve (12) properties securing the Obligations of at least 1.0:1 after dividend payouts, payments on stockholder loans or increases in stockholder receivables, both as determined as of the last day of each fiscal year of Borrower. For purposes of this Section, the term “Fixed Charge Coverage Ratio” shall mean with respect to the twelve month period of time immediately preceding the date of determination, the ratio calculated for such period of time, each as determined in accordance with GAAP, of (a) Cash Available, to (b) Fixed Charges.

For purposes of this Section, the following terms shall be defined as set forth below:

“Cash Available” shall be calculated by determining Net Operating Income (“NOI”) before interest, taxes, depreciation, amortization, management fees, replacement reserves, and lease/rent payments, in accordance with the Uniform System of Accounts for Hotels and in conformance with GAAP, and then deducting from NOI four (4%) percent of total room revenues as an assumed reserve for replacement (or actual reserve for replacement if greater) and four (4%) percent of total room revenues as an assumed management fee (or actual management fee if greater).

“Fixed Charges” shall mean principal and interest payments on all debt obligations and all lease/rent payments due in the applicable year.

K. Affiliate Transactions. Unless otherwise approved by Lender, all transactions between Borrower and any of its Affiliates shall be on terms substantially as advantageous to Borrower as those which could be obtained by Borrower in a comparable arm’s length transaction with a non-Affiliate of Borrower.

L. Compliance Certificates. Within 60 days after the end of each fiscal year of Borrower, Borrower shall deliver a compliance certificate to Lender in a form to be provided by Lender in order to establish that Borrower is in compliance in all material respects with all of its obligations, duties and covenants under the Loan Documents.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

M. Nonconsolidation. (1) Borrower shall at all times maintain correct and complete books and records of account separate from all other Persons. Where necessary or appropriate, Borrower shall disclose the nature of the transaction contemplated by the Loan Documents and Borrower’s independent status to its creditors. Borrower shall not own or lease any assets other than the Premises, nor engage in any business other than owning and leasing the Premises, including financing the Premises with Lender. Borrower shall not commingle its assets and its liabilities with those of any other Person.

(2) Borrower shall maintain its own checking account or accounts with commercial banking institutions separate from other Persons.

(3) To the extent that Borrower shares the same employees with other Persons, the salaries of and the expenses related to providing benefits to such employees, at all times shall be, fairly and nonarbitrarily allocated among such Persons, with the result that each such Person shall bear its fair share of the salary and benefit costs associated with all such common employees.

(4) To the extent that Borrower jointly contracts with other Persons to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing at all times shall be, fairly and nonarbitrarily allocated among such Persons, with the result that each such Person shall bear its fair share of such costs. To the extent that Borrower contracts or does business with vendors or service providers where the goods or services provided are or shall be partially for the benefit of other Persons, the costs incurred in so doing at all times shall be, fairly and nonarbitrarily allocated to or among such Persons for whose benefit the goods or services are provided, with the result that each such Person shall bear its fair share of such costs. All transactions between Borrower and other Persons shall be only on an arm’s-length basis.

(5) To the extent that Borrower or other Persons have offices in the same location, there shall be a fair, appropriate and nonarbitrary allocation of overhead among them, with the result that each such Person shall bear its fair share of such expenses.

(6) Borrower shall not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation or assuming liability for the debts of any other Person and Borrower will not hold itself out as being liable for the debts of any other Person), other than the Loan and trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances. No indebtedness other than the Loan may be secured (subordinate or pari passu) by the Premises or any portion thereof.

(7) Borrower shall not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower or any Affiliate of any constituent party of Borrower except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

(8) Except as contemplated by the Loan Documents, Borrower shall not pledge, grant any security interest in, hypothecate or otherwise encumber its assets for the benefit of any other Persons.

(9) Borrower shall issue separate financial statements prepared not less frequently than annually and prepared according to GAAP.

(10) Borrower shall maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character in light of its contemplated business operations.

(11) Borrower shall conduct its affairs strictly in accordance with its organizational documents, including Borrower’s general partner’s organizational documents and shall observe all necessary, appropriate and customary formalities. The books, records and accounts of Borrower shall at all times be maintained in a manner permitting the assets and liabilities of Borrower to be easily separated and readily ascertained from those of any other Person and Borrower shall file its own tax returns.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

(12) Borrower shall not hold itself out to the public or to any of its individual creditors as being a unified entity with assets and liabilities in common with any other Person. Borrower shall maintain and utilize separate stationery, invoices and checks.

(13) Borrower shall not make any loans or advances to any third party (including any Affiliate of Borrower or constituent party of Borrower).

(14) Borrower shall not, as to itself or as to other Persons, (a) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to Borrower or other Persons or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or its debts or other Persons or their debts or (b) seek appointment of a receiver, trustee, custodian or other similar official for Borrower or for all or any substantial part of its or other Person’s assets or make a general assignment for the benefit of Borrower’s creditors. Borrower shall not take any action in furtherance of, or indicating its consents to, approval of or acquiescence in, any of the acts set forth above. Borrower shall not be unable to, or admit in writing its inability to, pay its debts.

N. OFAC Laws and Regulations. Borrower shall immediately notify Lender in writing if any individual or entity owning directly or indirectly any interest in any of the Borrower Parties or any director, officer, member, manager or partner of any of such holders is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of any of the OFAC Laws and Regulations, or is under investigation by any governmental entity for, or has been charged with, or convicted of, drug trafficking, terrorist-related activities or any violation of Anti-Money Laundering Laws, has been assessed civil penalties under these or related laws, or has had funds seized or forfeited in an action under these or related laws; provided, however, the covenant contained in this sentence shall not apply to any Person to the extent that such Person’s interest is in or through a U.S. Publicly-Traded Entity.

O. Master Lease. The Master Lease shall be maintained in full force and effect. No event shall occur nor shall any condition exist which, with the giving of notice or the lapse of time or both, would constitute a breach or default under the Master Lease. Borrower shall give prompt notice to Lender of any claim of default by or to the Lessee under the Master Lease and shall provide Lender with a copy of any default notice given or received by the Lessee under the Master Lease and any information submitted or referenced in support of such claim of default. Borrower shall also give prompt notice to Lender of the expiration or termination of the Master Lease.

7. Prohibition on Change of Control and Pledge. Without limiting the terms and conditions of Section 3.09 of the Mortgage, Borrower agrees that, from and after the Closing Date and until all of the Obligations are satisfied in full, without the prior written consent of Lender: (1) no Change of Control shall occur; and (2) no interest in any of the Borrower Parties shall be pledged, encumbered, hypothecated or assigned as collateral for any obligation of any of the Borrower Parties (each, a “Pledge”). In addition, no interest in any of the Borrower Parties, or in any individual or person owning directly or indirectly any interest in any of the Borrower Parties, shall be transferred, assigned or conveyed to any individual or person whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations and/or who is in violation of any of the OFAC Laws and Regulations, and any such transfer, assignment or conveyance shall not be effective until the transferee has provided written certification to Borrower and Lender that (A) the transferee or any person who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

Laws and Regulations, and (B) the transferee has taken reasonable measures to assure than any individual or entity who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations; provided, however, the covenant contained in this sentence shall not apply to any Person to the extent that such Person’s interest is in or through a U.S. Publicly-Traded Entity.

Lender’s consent to a Change of Control and/or Pledge shall be subject to the satisfaction of such conditions as Lender shall determine in its sole discretion, including, without limitation, (i) the execution and delivery of such modifications to the terms of the Loan Documents as Lender shall request, (ii) the proposed Change of Control and/or Pledge having been approved by each of the rating agencies which have issued ratings in connection with any Securitization of the Loan as well as any other rating agency selected by Lender, and (iii) the proposed transferee having agreed to comply with all of the terms and conditions of the Loan Documents (including any modifications requested by Lender pursuant to clause (i) above). In addition, any such consent shall be conditioned upon payment by Borrower to Lender of (x) a fee equal to one percent (1%) of the then outstanding principal balance of the Note and (y) all out-of-pocket costs and expenses incurred by Lender in connection with such consent, including, without limitation, reasonable attorneys’ fees. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Obligations immediately due and payable upon a Change of Control or Pledge in violation of this Section. The provisions of this Section shall apply to every Change of Control or Pledge regardless of whether voluntary or not, or whether or not Lender has consented to any previous Change of Control or Pledge.

8. Transaction Characterization. It is the intent of the parties hereto that the business relationship created by the Loan Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Loan Documents. None of the agreements contained in the Loan Documents is intended, nor shall the same be deemed or construed, to create a partnership (either de jure or de facto) between Borrower and Lender, to make them joint venturers, to make Borrower an agent, legal representative, partner, subsidiary or employee of Lender, nor to make Lender in any way responsible for the debts, obligations or losses of Borrower.

9. Default and Remedies. A. Each of the following shall be deemed an event of default by Borrower (each, an “Event of Default”):

(1) If any representation or warranty of any of the Borrower Parties set forth in any of the Loan Documents is false in any material respect when made, or if any of the Borrower Parties renders any statement or account which is false in any material respect.

(2) If any principal, interest or other monetary sum due under the Note, the Mortgage or any other Loan Document is not paid within five days after the date when due; provided, however, notwithstanding the occurrence of such an Event of Default, Lender shall not be entitled to exercise its rights and remedies set forth below unless and until Lender shall have given Borrower notice thereof and a period of five days from the delivery of such notice shall have elapsed without such Event of Default being cured.

(3) If Borrower fails to observe or perform any of the other covenants (except with respect to a breach of the Fixed Charge Coverage Ratio, which breach is addressed in subitem (7) below), conditions, or obligations of this Agreement; provided, however, if any such failure does not involve the payment of any monetary sum, is not willful or intentional, does not place any rights or interest in collateral of Lender in immediate jeopardy, and is within the reasonable power of Borrower to promptly cure after receipt of notice thereof, all as determined by Lender in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lender shall have given Borrower notice thereof and a period of 30 days shall have

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

elapsed, during which period Borrower may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such 30-day period, as determined by Lender in its reasonable discretion, and Borrower is diligently pursuing a cure of such failure, then Borrower shall have a reasonable period to cure such failure beyond such 30-day period, which shall not exceed 90 days after receiving notice of the failure from Lender. If Borrower shall fail to correct or cure such failure within such 90-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required.

(4) If any of the Borrower Parties becomes insolvent within the meaning of the Code, files or notifies Lender that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an “Action”), becomes the subject of either a petition under the Code or an Action, or is not generally paying its debts as the same become due.

(5) If there is an “Event of Default” or a breach or default, after the passage of all applicable notice and cure or grace periods, under any other Loan Document, or any of the Other Agreements.

(6) If a final, nonappealable judgment is rendered by a court against any of the Borrower Parties which (i) has a material adverse effect on the operation of the Premises as a Permitted Concept, or (ii) is in an amount greater than $100,000.00 and not covered by insurance, and, in either case, is not discharged or provision made for such discharge within 60 days from the date of entry of such judgment.

(7) If there is a breach of the Fixed Charge Coverage Ratio requirement and Lender shall have given Borrower notice thereof and Borrower shall have failed within a period of 30 days from the delivery of such notice to (i) pay to Lender the FCCR Amount (without premium or penalty), (ii) prepay the Note in whole but not in part (without premium or penalty) or (iii) notify Lender of Borrower’s election to substitute a Substitute Premises for the Premises in accordance with the terms of Section 11 (the failure of Borrower to complete such substitution within 60 days after Lender shall have given the notice discussed above shall be deemed to be an Event of Default without further notice or demand of any kind being required). For purposes of the preceding sentence, “FCCR Amount” means that sum of money which, when subtracted from the outstanding principal amount of the Note , and assuming the resulting principal balance is reamortized in equal monthly payments over the remaining term of the Note at the rate of interest set forth therein, will result in an adjusted Fixed Charge Coverage Ratio for the Premises of at least 1.3:1 based on the prior year’s operations. Promptly after Borrower’s payment of the FCCR Amount, Borrower and Lender shall execute an amendment to the Note in form and substance reasonably acceptable to Lender reducing the principal amount payable to Lender under the Note and reamortizing the principal amount of the Note in equal monthly payments over the then remaining term of the Note at the rate of interest set forth therein. Notwithstanding the foregoing, if there is a breach of the Fixed Charged Coverage Ratio with regard to the Premises only, and the aggregate Fixed Charge Coverage Ratio for all twelve (12) properties securing the Obligations is 1.5:1 or greater, Borrower shall have a twelve (12) month time period within which to cure the breach at the Premises.

(8) If there is a breach or default, after the passage of all applicable notice and cure or grace periods, under the Master Lease, or if the Master Lease terminates or expires prior to the payment in full of the Note.

(9) If Borrower fails to maintain (or cause the Lessee to maintain) the Premises in a clean, safe and orderly manner, in compliance with all applicable laws and regulations, to periodically upgrade (or cause the Lessee to upgrade) the Premises, and/or to operate the Premises (or cause the Lessee to operate the Premises) in accordance with reasonable management standards.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

B. Upon the occurrence and during the continuance of an Event of Default, subject to the limitations set forth in subsection A, Lender may declare all or any part of the obligations of Borrower under the Note, this Agreement and any other Loan Document to be due and payable, and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind except as otherwise expressly provided herein, and Borrower hereby waives notice of intent to accelerate the obligations secured by the Mortgage and notice of acceleration. Thereafter, Lender may exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including without limitation any one or more of the remedies available under the Note, the Mortgage or any other Loan Document. Neither the acceptance of this Agreement nor its enforcement shall prejudice or in any manner affect Lender’s right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Agreement and any other security now or hereafter held by Lender in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Lender, or to which Lender may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lender.

10. Indemnity; Release. A. Initially capitalized terms in this Section that are not otherwise defined in this Agreement shall have the meanings set forth in the Environmental Indemnity Agreement. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties for, from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys’ fees, court costs and other costs of defense) (collectively, “Losses”) (excluding Losses suffered by an Indemnified Party directly arising out of such Indemnified Party’s gross negligence or willful misconduct; provided, however, that the term “gross negligence” shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of Borrower’s interest in the Premises or Borrower’s failure to act in respect of matters which are or were the obligation of Borrower under the Loan Documents), and costs of Remediation (whether or not performed voluntarily), engineers’ fees, environmental consultants’ fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (1) any presence of any Hazardous Materials in, on, above, or under the Premises; (2) any past, present or Threatened Release in, on, above, under or from the Premises; (3) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Premises of any Hazardous Materials at any time located in, under, on or above the Premises; (4) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises in connection with any actual or proposed Remediation of any Hazardous Materials at any time located in, under, on or above the Premises, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (5) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Premises or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises to comply with any order of any Governmental Authority in connection with any Environmental Laws; (6) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Premises; (7) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (8) any past, present or threatened

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

injury to, destruction of or loss of natural resources in any way connected with the Premises, including but not limited to costs to investigate and assess such injury, destruction or loss; (9) any acts of Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials owned or possessed by Borrower, any person or entity affiliated with Borrower or any tenant or other user, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (10) any acts of Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises, in accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises, from which there is a Release, or a Threatened Release of any Hazardous Materials which causes the incurrence of costs for Remediation; (11) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Premises; or (12) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement.

B. Borrower fully and completely releases, waives and covenants not to assert any claims, liabilities, actions, defenses, challenges, contests or other opposition against Lender and Environmental Insurer, however characterized, known or unknown, foreseen or unforeseen, now existing or arising in the future, relating to this Agreement and any Hazardous Materials, Releases and/or Remediation on, at or affecting the Premises.

11. Substitution. Borrower shall have the right to obtain a release of all liens granted in favor of Lender with respect to the Premises by substituting a Substitute Premises for the Premises if permitted by the terms of Section 9.A(7), subject to fulfillment of the following conditions:

(1) Borrower shall provide Lender with notice of its intention to substitute a Substitute Premises within the applicable 30 day period contemplated by Section 9.A(7) and the closing of the substitution shall take place within the applicable 60 day period contemplated by such subsection.

(2) Borrower must provide for the substitution of a Substitute Premises, and the proposed Substitute Premises must: (a) be a Permitted Concept, in good condition and repair, ordinary wear and tear excepted; (b) have for the twelve month period preceding the date of the closing of such substitution a Fixed Charge Coverage Ratio (with the definitions of Section 6.J being deemed to be modified if necessary and as applicable to provide for a calculation of the Fixed Charge Coverage Ratio for the Premises on an individual basis rather than on an aggregate basis with other properties) at least equal to the Fixed Charge Coverage Ratio for the Premises being replaced and the substitution must cure the breach of the Fixed Charge Coverage Ratio requirement; (c) be owned in fee simple by Borrower; (d) Borrower’s right, title and interest in and to the proposed Substitute Premises shall be free and clear of all liens, restrictions, easements and encumbrances, except such matters as are acceptable to Lender (the “Substitute Premises Permitted Exceptions”); (e) have a fair market value no less than the greater of the then fair market value of the Premises to be replaced or the fair market value of the Premises as of the Closing, all as reasonably determined by Lender’s in-house inspectors and underwriters.

(3) Lender shall have inspected and approved the Substitute Premises utilizing such site inspection and underwriting approval criteria that would be used by a prudent institutional mortgage loan lender. Borrower shall have paid all costs and expenses resulting from such proposed substitution, including, without limitation, the cost of title insurance premiums and all endorsements required by Lender, survey charges, UCC and litigation search charges, the attorneys’ fees of Borrower, reasonable attorneys’ fees and expenses of Lender, the cost of the environmental due diligence undertaken pursuant to subsection (6) below, including, without limitation, the cost of environmental insurance, Lender’s site inspection costs and fees, stamp taxes, mortgage taxes, transfer fees, escrow, filing and recording fees and UCC filing and recording fees (including preparation, filing and recording fees for UCC continuation statements).

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

(4) Lender shall have received a preliminary title report and irrevocable commitment to insure title in the amount of the then outstanding principal balance of the Loan relating to the Premises to be replaced by means of a mortgagee’s ALTA extended coverage policy of title insurance (or its equivalent, in the event such form is not issued in the jurisdiction where the proposed Substitute Premises is located) for such proposed Substitute Premises issued by Title Company showing Borrower vested with good and marketable title in the real property comprising the Substitute Premises and committing to insure Lender’s first priority lien upon and security interest in the proposed Substitute Premises, subject only to the Substitute Premises Permitted Exceptions and containing endorsements substantially comparable to those required by Lender at the Closing.

(5) Lender shall have received a current ALTA survey of such proposed Substitute Premises or its equivalent, the form of which shall be comparable to those received by Lender at the Closing and sufficient to cause the standard survey exceptions set forth in the title policy referred to in the preceding subsection to be deleted, and disclosing no matters other than the Substitute Premises Permitted Exceptions.

(6) Lender shall have completed such environmental due diligence of the proposed Substitute Premises as it deems necessary or advisable in its sole discretion, including, without limitation, receiving an environmental insurance policy with respect to such proposed Substitute Premises in a form and substance and issued by such environmental insurance company as is acceptable to Lender, and Lender shall have approved the environmental condition of the Substitute Premises based on such environmental due diligence as Lender deems necessary or advisable in its sole discretion; provided, however, from and after such time as the Loan is included in a Securitization, this subitem (6) shall be modified to read as follows: Lender shall have completed such environmental due diligence of the proposed Substitute Premises as a prudent institutional mortgage loan lender, including, without limitation, receiving an environmental insurance policy with respect to such proposed Substitute Premises in a form and substance and issued by such environmental insurance company as is acceptable to a prudent institutional mortgage loan lender, and Lender shall have approved the environmental due diligence as a prudent institutional mortgage loan lender would deem necessary or advisable.

(7) Borrower shall deliver, or cause to be delivered, such legal opinions as Lender may reasonably require with respect to the proposed substitution, all in a form and substance which would be satisfactory to a prudent institutional mortgage loan lender and its counsel. If the Loan is part of a Securitization, such opinions shall include, without limitation, an opinion of counsel to the rating agencies which have issued ratings in connection with such Securitization that the substitution does not constitute a “significant modification” of such Loan under Section 1001 of the Internal Revenue Code or otherwise cause a tax to be imposed on a “prohibited transaction” by any REMIC Trust.

(8) No Event of Default shall have occurred and be continuing under any of the Loan Documents.

(9) The Borrower Parties shall have executed such documents as are comparable to the security documents executed and delivered at Closing, as applicable (but with such revisions as may be reasonably required by Lender to address matters unique to the Substitute Premises) or amendments to such documents, including, without limitation, a Mortgage, Guaranty and UCC-1 Financing Statements (the “Substitute Documents”), to provide Lender with a first priority lien on the proposed Substitute Premises, subject only to the Substitute Premises Permitted Exceptions, and all other rights, remedies and benefits with respect to the proposed Substitute Premises which Lender holds in the Premises to be replaced, all of which documents shall be in a form and substance which would be satisfactory to a prudent institutional mortgage loan lender.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

(10) The representations and warranties set forth in the Substitute Documents and Section 5 of this Agreement applicable to the proposed Substitute Premises shall be true and correct in all material respects as of the date of substitution, and Borrower shall have delivered to Lender an officer’s certificate to that effect.

(11) Borrower shall have delivered to Lender certificates of insurance and insurance policies showing that all insurance required by the Substitute Documents is in full force and effect.

Upon satisfaction of the foregoing conditions with respect to the release of the Premises: (a) the proposed Substitute Premises shall be deemed substituted for the replaced Premises; (b) the Loan Amount for the Substitute Premises shall be the same as for the replaced Premises; (c) the Substitute Premises shall be referred to herein as a “Premises” and included within the definition of “Premises” and shall secure the same Obligations as were secured by the replaced Premises; (d) the Substitute Documents shall be dated as of the date of the substitution; and (e) Lender will release, or cause to be released, the lien of the Mortgage, UCC-1Financing Statements and any other Loan Documents encumbering the replaced Premises; and (f) at the closing of the substitution, Borrower may convey without warranty or recourse the Premises to a third party other than any of the Borrower Parties.

12. Miscellaneous Provisions.

A. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement or any of the other Loan Documents shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below. If to Borrower: JAMESON INNS FINANCING 02, LP, 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346, Attention: Craig R. Kitchin, Telephone: 770-481-0305, Telecopy: 770-901-9020; and if to Lender: GE Capital Franchise Finance Corporation, 17207 North Perimeter Drive, Scottsdale, AZ 85255, Attention: Collateral Management, Telephone: 480-585-4500, Telecopy: 480-585-2225.

B. Real Estate Commission. Lender and Borrower represent and warrant to each other that they have dealt with no real estate or mortgage broker, agent, finder or other intermediary in connection with the transactions contemplated by this Agreement or the other Loan Documents. Lender and Borrower shall indemnify and hold each other harmless from and against any costs, claims or expenses, including attorneys’ fees, arising out of the breach of their respective representations and warranties contained within this Section.

C. Waiver and Amendment; Document Review. (1) No provisions of this Agreement or the other Loan Documents shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

(2) In the event Borrower makes any request upon Lender requiring Lender or Lender’s attorneys to review and/or prepare (or cause to be reviewed and/or prepared) any documents, plans, specifications or other submissions in connection with or arising out of this Agreement or any of the other Loan Documents, then Borrower shall (x) reimburse Lender promptly upon Lender’s demand for all out-of-pocket costs and expenses incurred by Lender in connection with such review and/or preparation, including, without limitation, reasonable attorneys’ fees, and (y) pay Lender a reasonable processing and review fee.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

D. Captions. Captions are used throughout this Agreement and the other Loan Documents for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

E. Lender’s Liability. Notwithstanding anything to the contrary provided in this Agreement or the other Loan Documents, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Agreement and the other Loan Documents by Lender, that (1) there shall be absolutely no personal liability on the part of any shareholder, director, officer or employee of Lender, with respect to any of the terms, covenants and conditions of this Agreement or the other Loan Documents, (2) Borrower waives all claims, demands and causes of action against Lender’s officers, directors, employees and agents in the event of any breach by Lender of any of the terms, covenants and conditions of this Agreement or the other Loan Documents to be performed by Lender and (3) Borrower shall look solely to the assets of Lender for the satisfaction of each and every remedy of Borrower in the event of any breach by Lender of any of the terms, covenants and conditions of this Agreement or the other Loan Documents to be performed by Lender, such exculpation of liability to be absolute and without any exception whatsoever.

F. Severability. The provisions of this Agreement and the other Loan Documents shall be deemed severable. If any part of this Agreement or the other Loan Documents shall be held invalid, illegal or unenforceable, the remainder shall remain in full force and effect, and such invalid, illegal or unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

G. Construction Generally. This Agreement and the other Loan Documents have been entered into by parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and the other Loan Documents and are entered into by both parties in reliance upon the economic and legal bargains contained therein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Borrower and Lender were each represented by legal counsel competent in advising them of their obligations and liabilities hereunder.

H. Further Assurances. Borrower will, at its sole cost and expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, documents, conveyances, notes, mortgages, deeds of trust, assignments, security agreements, financing statements and assurances as Lender shall from time to time reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Loan Documents, to perfect any lien or security interest granted in any of the Loan Documents and for the better assuring and confirming of all of Lender’s rights, powers and remedies under the Loan Documents.

I. Attorneys’ Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement or the other Loan Documents, the prevailing party shall be entitled to recover its attorneys’ fees and other costs in addition to any other relief to which it may be entitled.

J. Entire Agreement. This Agreement and the other Loan Documents, together with any other certificates, instruments or agreements to be delivered in connection therewith, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Borrower and Lender with respect to the subject matter of this Agreement and the other Loan Documents. Notwithstanding anything in this Agreement and the other Loan Documents to the contrary, with respect to the Premises, upon the

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

execution and delivery of this Agreement by Borrower and Lender, any bid proposals or loan commitments with respect to the transactions contemplated by this Agreement shall be deemed null and void and of no further force and effect and the terms and conditions of this Agreement shall control notwithstanding that such terms and conditions may be inconsistent with or vary from those set forth in such bid proposals or loan commitments.

K. Forum Selection; Jurisdiction; Venue; Choice of Law. Borrower acknowledges that this Agreement and the other Loan Documents were substantially negotiated in the State of Arizona, this Agreement and the other Loan Documents were executed by Lender in the State of Arizona and delivered by Borrower in the State of Arizona, all payments under the Note will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement or any of the other Loan Documents, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and Borrower consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Borrower waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement and the Note shall be governed by and construed under the laws of the State of Arizona, without giving effect to its principles of conflicts of law. To the extent that a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions of this Agreement or the Note, then, as to those provisions only, the laws of the state where the Premises is located shall be deemed to apply. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state in which the Premises is located to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the other Loan Documents.

L. Counterparts. This Agreement and the other Loan Documents may be executed in one or more counterparts, each of which shall be deemed an original.

M. Assignments by Lender; Binding Effect. Lender may assign in whole or in part its rights under this Agreement, including, without limitation, in connection with any Transfer, Participation and/or Securitization. Upon any unconditional assignment of Lender’s entire right and interest hereunder, Lender shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Lender contained herein. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel.

N. Survival. Except for the conditions of Closing described in Section 2, which shall be satisfied or waived as of the Closing Date, all representations, warranties, agreements, obligations and indemnities of Borrower and Lender set forth in this Agreement and the other Loan Documents shall survive the Closing.

O. Waiver of Jury Trial and Punitive, Consequential, Special and Indirect Damages. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE,

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER’S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER’S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY BORROWER AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

P. Transfers, Participations and Securitizations. (1) A material inducement to Lender’s willingness to complete the transactions contemplated by the Loan Documents is Borrower’s agreement that Lender may, at any time, complete a Transfer, Participation or Securitization with respect to the Note, Mortgage and/or any of the other Loan Documents or any or all servicing rights with respect thereto.

(2) Borrower agrees to cooperate in good faith with Lender in connection with any such Transfer, Participation and/or Securitization of the Note, Mortgage and/or any of the other Loan Documents, or any or all servicing rights with respect thereto, including, without limitation (i) providing such documents, financial and other data, and other information and materials (the “Disclosures”) which would typically be required with respect to the Borrower Parties and the Manager by a purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to such Transfer, Participation and/or Securitization, as applicable; provided, however, the Borrower Parties and the Manager shall not be required to make Disclosures of any confidential information or any information which has not previously been made public unless required by applicable federal or state securities laws; and (ii) amending the terms of the transactions evidenced by the Loan Documents to the extent necessary so as to satisfy the reasonable requirements of purchasers, transferees, assignees, servicers, participants, investors or selected rating agencies involved in any such Transfer, Participation or Securitization, so long as such amendments would not have a material adverse effect upon the Borrower Parties or the transactions contemplated hereunder. Lender shall be responsible for preparing at its expense any documents evidencing the amendments referred to in the preceding subitem (ii).

(3) Borrower consents to Lender providing the Disclosures, as well as any other information which Lender may now have or hereafter acquire with respect to the Premises or Manager or the financial condition of the Borrower Parties to each purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to each Transfer, Participation and/or Securitization, as applicable. Lender and Borrower (and their respective Affiliates) shall each pay their own attorneys’ fees and other out-of-pocket expenses incurred in connection with the performance of their respective obligations under this Section.

(4) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents: (a) an Event of Default or a breach or default, after the passage of all applicable notice and cure or grace periods, under any Loan Document or Other Agreement which relates to a loan or sale/leaseback transaction which has not been the subject of a Securitization, Participation or Transfer shall not constitute an Event of Default or a breach or default, as applicable, under any Loan Document or Other Agreement which relates to a loan which has been the subject of a Securitization, Participation or Transfer; (b) an Event of Default or a breach or default, after the passage of all applicable notice and cure or grace periods, under any Loan Document or Other Agreement which relates to a loan which is included in any Loan Pool shall not constitute an Event of Default or a breach or default, as applicable, under any Loan Document or Other Agreement which relates to a loan which is included in any other Loan Pool; (c) the Loan Documents and Other Agreements corresponding to the loans in any Loan Pool shall not secure

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

the obligations of any of the Borrower Parties contained in any Loan Document or Other Agreement which does not correspond to a loan in such Loan Pool; and (d) the Loan Documents and Other Agreements which do not correspond to a loan in any Loan Pool shall not secure the obligations of any of the Borrower Parties contained in any Loan Document or Other Agreement which does correspond to a loan in such Loan Pool.

Q. Estoppel Certificate. At any time, and from time to time, each party agrees, promptly and in no event later than fifteen (15) days after a request from the other party, to execute, acknowledge and deliver to the other party a certificate in the form supplied by the other party, certifying: (a) to its knowledge, whether there are then any existing defaults by it or the other party in the performance of their respective obligations under this Agreement or any of the other Loan Documents, and, if there are any such defaults, specifying the nature and extent thereof; (b) that no notice of default has been given or received by it under this Agreement or any of the other Loan Documents which has not been cured, except as to defaults specified in the certificate; (c) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of it; and (d) any other information reasonably requested by the other party in connection with this Agreement and the other Loan Documents.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

IN WITNESS WHEREOF, Borrower and Lender have entered into this Agreement as of the date first above written.

LENDER:

GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation

By
Printed Name:
Its:

BORROWER:

JAMESON INNS FINANCING 02, LP, a Georgia limited partnership

By its General Partner, Jameson Inns, Inc., a Georgia corporation

By:
Steven A. Curlee, Vice President-Legal

U.S. Federal Tax Identification Number: 20-3105788

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

STATE OF ARIZONA	)
) SS.
COUNTY OF MARICOPA	)

The foregoing instrument was acknowledged before me on August     , 2005 by                              ,                             of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission Expires:

STATE OF GEORGIA	)
) SS.
COUNTY OF DEKALB	)

The foregoing instrument was acknowledged before me on August __, 2005 by Steven A. Curlee, Vice President-Legal of Jameson Inns, Inc., a Georgia corporation, General Partner of JAMESON INNS FINANCING 02, LP, Georgia limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

EXHIBIT A

PREMISES

Being all of Lot 2, Phase One, of New Centre Drive Commercial Park, as the same is shown on a map thereof titled “New Centre Drive Commercial Park Phase One and Public Street Dedication” recorded in Map Book 39, Page 129, in the Office of the Register of Deeds of New Hanover County, North Carolina, reference to which said map is hereby made for a more particular description.

TOGETHER WITH a non-exclusive perpetual right-of-way, and easement for ingress, egress, and regress over, across the through Dunlea Court as the same is shown on the map titled “New Centre Drive Commercial Park Phase One and Public Street Dedication” recorded in Map Book 39, Page 129, in the Office of the Register of Deeds of New Hanover County, North Carolina, reference to which said map is hereby made for a more particular description.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

THIS DOCUMENT HAS

BEEN PREPARED BY:

LeeAnn W. Aldridge

Hunter, Maclean, Exley & Dunn, P.C.

Post Office Box 9848

Savannah, Georgia 31412-0048

THIS DOCUMENT IS TO

BE RETURNED TO:

GE Capital Franchise Finance Corporation

17207 North Perimeter Drive

Scottsdale, Arizona 85255

THIS DOCUMENT WAS DRAWN OUT OF STATE

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

SECURITY AGREEMENT AND FIXTURE FILING

(COLLATERAL INCLUDES FIXTURES)

THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”) is made as of August 24, 2005 among JAMESON INNS FINANCING 02, LP, a Georgia limited partnership, whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346 (“Borrower”), LEEANN W. ALDRIDGE (or any successor or substitute appointed and designated as herein provided from time to time acting hereunder, being referred to herein as “Trustee”), whose address is Hunter, Maclean, Exley & Dunn, PC, 200 East Saint Julian Street, Savannah, Georgia 31401, and for the benefit of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation (“Lender”), whose address is 17207 N. Perimeter Drive, Scottsdale, Arizona 85255.

PRELIMINARY STATEMENT:

The capitalized terms used in this Deed of Trust, if not elsewhere defined herein, are defined as indicated in Article I. Borrower holds the fee simple interest in the Premises, subject to the Permitted Exceptions. Borrower is executing this Deed of Trust for the purpose of granting the interest of Borrower in and to the Trust Estate (as defined in the Granting Clauses below) as security for the payment of the Obligations. The Trust Estate shall be and remain subject to the lien of this Deed of Trust and shall constitute security for the Obligations so long as the Obligations shall remain outstanding.

GRANTING CLAUSES:

Borrower, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by these presents does hereby create a security interest in, mortgage, grant, bargain, sell, assign, pledge, give, transfer, set over and convey unto Trustee and to its successors and assigns IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY, for the benefit and security of Lender and its successors and assigns, all of Borrower’s estate, right, title and interest in, to and under any and all of the following property (the “Trust Estate”), whether now owned or hereafter acquired, subject only to the Permitted Exceptions:

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

Rents and Derivative Interests

The Premises, all rents, room rents, accounts, accounts receivable, receipts, issues, profits, royalties, income and other benefits derived from the property comprising the Premises and the Personal Property (as defined below) or any portion thereof , including, without limitation, any of the foregoing which may arise from any food and beverage service facilities (but not including tips and gratuities received by employees, the receipts of licensees, concessionaires, and any other third parties, or rebates and refunds) and from the use, licensing, leasing or letting of hotel rooms and suites, ballrooms, banquet halls, conference facilities, parking facilities, retail facilities, sports or health facilities, and any other sums received or receivable under any lease, sublease, license or rental agreement or in connection with the operation of any business or enterprise (including, but not limited to, a hotel business) conducted on the Premises, in whatever form (including, but not limited to, cash, checks and debit and credit card slips and payments), and all rights to receive the same (collectively, the “Rents”); all leases or subleases covering the Premises and the Personal Property or any portion thereof now or hereafter existing or entered into including but not limited to the Master Lease between Grantor and Kitchin Hospitality, LLC dated August 24, 2005 (the “Master Lease”) (collectively, “Leases” and individually, a “Lease”), including, without limitation, all cash or security deposits, advance rentals and deposits or payments of similar nature and all guaranties relating to the Leases; all options to purchase or lease the Premises and the Personal Property or any portion thereof or interest therein, and any greater estate in the Premises and the Personal Property or any portion thereof; all interests, estate or other claims, both in law and in equity, with respect to the Premises and the Personal Property or any portion thereof; all easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights and shares of stock evidencing the same; all land lying within the right-of-way of any street, open or proposed, adjoining the Premises and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises;

Personal Property

All tangible personal property now or at any time hereafter located on or at the Premises or used in connection therewith, including, without limitation, all machinery, appliances, furniture, equipment and inventory (the “Personal Property”);

Intangibles

All existing and future accounts, contract rights, including, without limitation, with respect to equipment leases, general intangibles, files, books of account, agreements, franchise, license and/or area development agreements, distributor agreements, management agreements, operating agreements, Indemnity Agreements, permits, licenses and certificates necessary or desirable in connection with the acquisition, ownership, leasing, construction, operation, servicing or management of the property comprising the Premises and the Personal Property or any portion thereof, whether now existing or entered into or obtained after the date hereof, all existing and future names under or by which the property comprising the Premises and the Personal Property or any portion thereof may at any time be operated or known, all rights to carry on business under any such names or any variant thereof, and all existing and future telephone numbers and listings, advertising and marketing materials, trademarks and good will in any way relating to the property comprising the Premises and the Personal Property or any portion thereof; and

Claims and Awards

All the claims or demands with respect to the Premises and the Personal Property or any portion thereof, including, without limitation, claims or demands with respect to the proceeds of insurance in effect with respect thereto, claims under any indemnity agreement, including, without limitation, any indemnity agreement executed for the benefit of the Premises and the Personal Property or any portion

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thereof with respect to Hazardous Materials or USTs, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Premises and the Personal Property, including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages.

The Trust Estate shall include all products and proceeds of the foregoing property.

TO HAVE AND TO HOLD the Trust Estate hereby granted or mortgaged or intended to be granted or mortgaged, unto Trustee, and its successors in trust and assigns, upon the terms, provisions and conditions set forth herein.

THIS DEED OF TRUST SHALL SECURE THE FOLLOWING INDEBTEDNESS AND OBLIGATIONS (the “Obligations”):

(i) Payment of indebtedness evidenced by the Note together with all extensions, renewals, amendments and modifications thereof;

(ii) Payment of all other indebtedness and other sums, with interest thereon, which may be owed under, and performance of all other obligations and covenants contained in, any Loan Document (other than the Environmental Indemnity Agreement), together with any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby or thereby; and

(iii) Payment of all indebtedness and other sums, with interest thereon, which may be owed under, and performance of all other obligations and covenants contained in any Other Agreement, together with any other instrument given to evidence or further secure the payment and performance of any obligation secured thereby.

It is the intention of the parties hereto that the Trust Estate shall secure all of the Obligations presently or hereafter owed, and that the priority of the security interest created by this Deed of Trust for all such Obligations shall be controlled by the time of proper recording of this Deed of Trust. In addition, this Deed of Trust shall also secure unpaid balances of advances made with respect to the Trust Estate for the payment of taxes, assessments, insurance premiums, costs or any other advances incurred for the protection of the Trust Estate, together with interest thereon until paid at the Default Rate, all as contemplated in this Deed of Trust, all of which shall constitute a part of the Obligations. This paragraph shall serve as notice to all persons who may seek or obtain a lien on the Trust Estate subsequent to the date of recording of this Deed of Trust, that until this Deed of Trust is released, any debt owed Lender by Borrower, including advances made subsequent to the recording of this Deed of Trust, shall be secured with the priority afforded this Deed of Trust as recorded. It is the intention of the parties hereto that this Deed of Trust is made and executed to comply with the provisions of N.C. Gen. Stat. § 45-67 et seq. and shall secure any and all present and future obligations which Borrower may now or hereafter incur pursuant to the Note and Other Notes, including increases in the principal balance thereof as the result of “Negative Amortization.” The amount of present obligations of Borrower to Lender secured hereby is the sum of $1,690,000 as of the date hereof. The maximum principal amount including present and future obligations, which may be secured hereby at any one time is $3,380,000 . The period within which such future obligations may be incurred is the period from the date hereof and extending for 15 years from the date hereof. Pursuant to N.C. Gen. Stat. § 45-68(2), Borrower and Lender agree that at the time any such future obligation due to Negative Amortization is incurred it shall not be necessary for such obligation to be evidenced by any written instrument or notation signed by Borrower or Lender stipulating that such obligation is secured by this Deed of Trust.

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Wilmington, North Carolina

Notwithstanding the foregoing or any other provisions of this Deed of Trust to the contrary:

(x) in the event that the Loan becomes the subject of a Securitization, Participation or Transfer, this Deed of Trust shall only secure indebtedness and obligations relating to the Loan and any other loans between any of the Borrower Parties on the one hand and any of the Lender Entities on the other hand which are part of the same Loan Pool as the Loan; and

(y) in the event that any loans between any of the Borrower Parties on the one hand and any of the Lender Entities on the other hand (other than the Loan) become the subject of a Securitization, Participation or Transfer, this Deed of Trust shall not secure any indebtedness and obligations relating to such loans unless the Loan is part of the same Loan Pool as such loans.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the Note and the other Loan Documents are to be executed, delivered and secured and that the Trust Estate is to be held and disposed of by Trustee, upon and subject to the provisions of this Deed of Trust.

ARTICLE I

DEFINED TERMS

Section 1.01. Incorporation of Definitions. Initially capitalized terms not otherwise defined in this Deed of Trust shall have the meanings set forth in that certain Loan Agreement dated as of the date of this Deed of Trust between Borrower and Lender, as the same may be amended from time to time (the “Loan Agreement”).

Section 1.02. Additional Definitions. Unless the context otherwise specifies or requires, the following terms shall have the meanings specified (such definitions to be applicable equally to singular and plural nouns and verbs of any tense):

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of this Deed of Trust executed by Borrower for the benefit of Lender and such other parties as are identified in such agreement with respect to the Premises, as the same may be amended from time to time.

“Event of Default” has the meaning set forth in Section 6.01.

“Improvements” means all buildings, fixtures and other improvements now or hereafter located on the Land (whether or not affixed to the Land).

“Indemnified Parties” means Lender, Environmental Insurer and Trustee and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by this Deed of Trust is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, investors or prospective investors in any Securitization, Participation or Transfer, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties), as well as the respective directors, officers, shareholders, partners, members, employees, lenders, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Trust Estate, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business).

“Land” means the parcel or parcels of real estate legally described in Exhibit A attached hereto, and all rights, privileges and appurtenances therewith.

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Wilmington, North Carolina

“Lease” and “Leases” has the meaning set forth in the Granting Clause.

“Loan” means the loan made by Lender to Borrower, which is evidenced by the Note and secured by this Deed of Trust.

“Loan Agreement” has the meaning set forth in Section 1.01.

“Net Award” has the meaning set forth in Section 4.01(b)(v).

“Net Insurance Proceeds” has the meaning set forth in Section 4.01(a)(iii).

“Note” means the promissory note dated as of even date herewith in the amount of $1,690,000 executed by Borrower and payable to Lender which is secured by this Deed of Trust and any amendments, extensions or modifications thereof, including, without limitation, any amendment and restatement of the Note as a result of a prepayment contemplated by Section 9 of the Loan Agreement.

“Obligations” has the meaning set forth in the Granting Clause.

“Other Agreements” means, collectively, all agreements and instruments between, among or by (1) any of the Borrower Parties, and, or for the benefit of, (2) any of the Lender Entities, including, without limitation, promissory notes and guaranties; provided, however, the term “Other Agreements” shall not include the agreements and instruments defined in the Loan Agreement as the Loan Documents.

“Outstanding Obligations” has the meaning set forth in Section 4.01(b)(iv)(x)(aa).

“Partial Taking” has the meaning set forth in Section 4.01(b)(ii).

“Personal Property” has the meaning set forth in the Granting Clause.

“Premises” means the Land and the Improvements.

“Rents” has the meaning set forth in the Granting Clause.

“Restoration” means the restoration, replacement or rebuilding of the Premises, or any part thereof, as nearly as possible to its value, condition and character immediately prior to any damage, destruction or Taking.

“State” means the State in which the Premises is located.

“Taking” has the meaning set forth in Section 4.01(b)(i).

“Total Taking” has the meaning set forth in Section 4.01(b)(ii).

“Trust Estate” has the meaning set forth in the Granting Clause.

“UCC” has the meaning set forth in Section 6.02(iii).

ARTICLE II

INCORPORATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER

The representations, warranties and covenants of Borrower set forth in the Loan Agreement are incorporated by reference into this Deed of Trust as if stated in full in this Deed of Trust. All representations and warranties as incorporated herein shall be deemed to have been made as of the date of this Deed of Trust and all representations, warranties and covenants incorporated herein shall survive the execution and delivery of this Deed of Trust.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

ARTICLE III

COVENANTS OF BORROWER

In addition to any covenants of Borrower set forth in the Loan Agreement or any other Loan Document, Borrower hereby covenants to Lender and agrees as follows until the Obligations are satisfied in full:

Section 3.01. Recording. Borrower shall, upon the execution and delivery hereof and thereafter from time to time, take such actions as Lender may request to cause this Deed of Trust, each supplement and amendment to such instrument and financing statements with respect thereto and each instrument of further assurance (collectively, the “Recordable Documents”) to be filed, registered and recorded as may be required by law to publish notice and maintain the first lien or security interest, as applicable, hereof upon the Trust Estate and to publish notice of and protect the validity of the Recordable Documents. Borrower shall, from time to time, perform or cause to be performed any other act and shall execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents) requested by Trustee for carrying out the intention of, or facilitating the performance of, this Deed of Trust. Lender shall be and is hereby irrevocably appointed the agent and attorney-in-fact of Borrower to comply therewith (including the execution, delivery and filing of such financing statements and other instruments), which appointment is coupled with an interest; provided, however, Lender shall not exercise such power of attorney unless Borrower has first failed to comply with this Section, and provided, further, that this sentence shall not prevent any default in the observance of this Section from constituting an Event of Default. To the extent permitted by law, Borrower shall pay or cause to be paid recording taxes and fees incident thereto and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, delivery or acknowledgment of the Recordable Documents, any instruments of further assurance and the Note.

Section 3.02. Use; Maintenance and Repair; Leases. (a) The Trust Estate shall be used solely for the operation of a Permitted Concept in accordance with the Master Lease and for no other purpose. Except as set forth below, and except during periods when the Premises is untenantable by reason of fire or other casualty or condemnation (provided, however, during all such periods while the Premises is untenantable, Borrower shall strictly comply with the terms and conditions of Section 4.01 of this Deed of Trust), Borrower shall at all times while this Deed of Trust is in effect occupy the Trust Estate and diligently operate its business on the Trust Estate. Borrower may cease diligent operation of business at the Trust Estate for a period not to exceed 90 days and may do so only once within any five-year period while this Deed of Trust is in effect. If Borrower does discontinue operation as permitted by this Section, Borrower shall (i) give written notice to Lender within 10 days after Borrower elects to cease operation, (ii) provide adequate protection and maintenance of the Trust Estate during any period of vacancy and (iii) pay all costs necessary to restore the Trust Estate to its condition on the day operation of the business ceased at such time as the Trust Estate is reopened for Borrower’s business operations or other substituted use. Notwithstanding anything herein to the contrary, Borrower shall pay monthly the principal and interest due under the Note during any period in which Borrower discontinues operation. Borrower will be deemed to have (i) occupied the Trust Estate by leasing the Trust Estate under the Master Lease and (ii) operated its business at the Trust Estate by the business being operated by the lessee under the Master Lease.

Borrower shall not, and shall not permit any tenant to, by itself or through any lease or other type of transfer, convert the Premises to an alternative use while this Deed of Trust is in effect without Lender’s consent, which consent shall not be unreasonably withheld. Lender may consider any or all of the following in determining whether to grant its consent, without being deemed to be unreasonable:

(i) whether the converted use will be consistent with the highest and best use of the Trust Estate, and

(ii) whether the converted use will increase Lender’s risks or decrease the value of the Trust Estate.

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Wilmington, North Carolina

(b) Borrower shall or shall cause lessee under the Master Lease to (i) maintain the Trust Estate in good condition and repair, subject to reasonable and ordinary wear and tear, free from actual or constructive waste, (ii) operate, remodel, update and modernize the Trust Estate in accordance with those standards adopted from time to time by Jameson Inns, Inc. on a system-wide basis for Permitted Concepts, with such remodeling and modernizing being undertaken in accordance with Jameson Inns, Inc.’s system-wide timing schedules for such activities, and (iii) pay all operating costs of the Premises in the ordinary course of business. Borrower shall not do or allow any tenant or other user of the Premises to do any act that (1) materially increase the dangers to human health or the environment, (2) poses an unreasonable risk of harm to any person or entity (whether on or off the Premises), (3) impairs or is reasonably likely to impair in any material respect the value of the Premises, (4) is contrary to any requirement of any insurer, or (5) violates in any material respect any covenant, condition, agreement or easement applicable to the Premises.

(c) Borrower shall not without Lender’s prior consent (i) enter into any Leases; (ii) modify or amend the terms of any Lease; (iii) grant any consents under any Lease, including, without limitation, any consent to an assignment of any Lease, a mortgaging of the leasehold estate created by any Lease or a subletting by the tenant under any Lease; (iv) terminate, cancel, surrender, or accept the surrender of, any Lease or waive or release any person from the observance or performance of any obligation to be performed under the terms of any Lease or liability on account of any warranty given thereunder; or (v) assign, transfer, mortgage, pledge or hypothecate any Lease or any interest therein to any party other than Lender. Any lease, modification, amendment, grant, termination, cancellation, surrender, waiver or release in violation of the foregoing provision shall be null and void and of no force and effect. Unless Lender otherwise consents or elects, Borrower’s title to the Trust Estate and the leasehold interest in the Trust Estate created by any Lease shall not merge, but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, Lender or any other person by purchase, operation of law, foreclosure of this Deed of Trust, sale of the Trust Estate pursuant to this Deed of Trust or otherwise.

(d) Borrower shall (i) fulfill, perform and observe in all respects each and every condition and covenant of Borrower contained in any Lease; (ii) give prompt notice to Lender of any claim or event of default under any Lease given to or by Borrower, together with a complete copy or statement of any information submitted or referenced in support of such claim or event of default; (iii) at the sole cost and expense of Borrower, enforce the performance and observance of each and every covenant and condition of any Lease to be performed or observed by any other party thereto, unless such enforcement is waived in writing by Lender; (iv) appear in and defend any action challenging the validity, enforceability or priority of the lien created hereby or the validity or enforceability of any Lease; and (v) hold that portion of the Rents which is sufficient to discharge all current sums due under the Note for use in the payment of such sums.

Section 3.03. Alterations and Improvements. Borrower shall not alter the exterior, structural, plumbing or electrical elements of the Trust Estate in any manner without the consent of Lender, which consent shall not be unreasonably withheld or conditioned; provided, however, Borrower may undertake nonstructural alterations to the Trust Estate costing less than $100,000 without Lender’s consent. For purposes of this Deed of Trust, alterations to the exterior, structural, plumbing or electrical elements of the Trust Estate shall mean:

(i) alterations which affect the foundation or “footprint” of the Improvements;

(ii) alterations which involve the structural elements of the Improvements, such as a load-bearing wall, structural beams, columns, supports or roof; or

(iii) alterations which materially affect any of the building systems, including, without limitation, the electrical systems, plumbing, HVAC and fire and safety systems.

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5102 Dunlea Court

Wilmington, North Carolina

If Lender’s consent is required hereunder and Lender consents to the making of any such alterations, the same shall be made by Borrower at Borrower’s sole expense by a licensed contractor and according to plans and specifications approved by Lender and subject to such other conditions as Lender shall require. Any work at any time commenced on the Trust Estate shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Deed of Trust. Upon completion of any alterations for which Lender’s consent is required hereunder or any Restoration, Borrower shall promptly provide Lender with (i) evidence of full payment to all laborers and materialmen contributing to the alterations, (ii) an architect’s certificate certifying the alterations to have been completed in conformity with the plans and specifications, (iii) a certificate of occupancy (if the alterations are of such a nature as would require the issuance of a certificate of occupancy), and (iv) any other documents or information reasonably requested by Lender.

Section 3.04. After-Acquired Property. All right, title and interest of Borrower in and to all improvements, alterations, substitutions, restorations and replacements of, and all additions and appurtenances to, the Trust Estate, hereafter acquired by or released to Borrower, immediately upon such acquisition or release and without any further granting by Borrower, shall become part of the Trust Estate and shall be subject to the lien hereof fully, completely and with the same effect as though now owned by Borrower and specifically described in the Granting Clauses hereof. Borrower shall execute and deliver to Trustee and/or Lender any further assurances, mortgages, grants, conveyances or assignments thereof as the Trustee may reasonably require to subject the same to the lien hereof.

Section 3.05. Taxes, Assessments, Charges and Other Impositions. (a) Borrower shall do or cause to be done everything necessary to preserve the lien hereof without expense to Trustee and Lender, including, without limitation, paying and discharging or causing to be paid and discharged, whether or not payable directly by Borrower or subject to withholding at the source, (i) all taxes, assessments, levies, fees, water and sewer rents and charges and all other governmental charges, general, special, ordinary or extraordinary, and all charges for utility or communications services, which may at any time be assessed, levied or imposed upon Borrower, the Trust Estate, this Deed of Trust, the Obligations or the Rents or which may arise in respect of the occupancy, use, possession or operation thereof, (ii) all income, excess profits, sales, gross receipts and other taxes, duties or imposts, whether similar or not in nature, assessed, levied or imposed by any Governmental Authority on Borrower, the Trust Estate or the Rents, and (iii) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might create a lien on the Trust Estate, or on the Rents, unless Borrower shall contest the amount or validity thereof in accordance with subsection (b).

(b) Borrower may, at its own expense, contest or cause to be contested, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any item specified in subsection (a) or lien therefor, provided that (i) Borrower shall provide written notice to Lender of any contest involving more than $10,000.00, (ii) such proceeding shall suspend the collection thereof from the Trust Estate or any interest therein, (iii) neither the Trust Estate nor any interest therein would be in any danger of being sold, forfeited or lost by reason of such proceedings, (iv) no Event of Default has occurred and is continuing, and (v) Borrower shall have deposited with Lender adequate reserves for the payment of the taxes, together with all interest and penalties thereon, unless paid in full under protest, or Borrower shall have furnished the security as may be required in the proceeding or as may be required by Lender to insure payment of any contested taxes.

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GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

Section 3.06. Insurance. (a) Borrower shall maintain with respect to the Trust Estate, at its sole expense, the following types and amounts of insurance (which may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lender may reasonably require from time to time:

(i) Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises is in a location designated by the Federal Emergency Management Administration as a Special Flood Hazard Area), earthquake (if the Premises is in an area subject to destructive earthquakes within recorded history), boiler explosion (if there is any boiler upon the Premises), plate glass breakage, sprinkler damage (if the Premises have a sprinkler system), all matters covered by a standard extended coverage endorsement, special coverage endorsement commonly known as an “all risk” endorsement and such other risks as Lender may reasonably require, insuring the Trust Estate for not less than 100% of their full insurable replacement cost.

(ii) Commercial general liability and property damage insurance, including a products liability clause, covering Lender and Borrower against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Trust Estate or adjoining ways, streets or sidewalks and, if applicable, insurance covering Lender, against liability arising from the sale of liquor, beer or wine on the Premises. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Borrower’s obligations under Section 8.09 hereof to the extent insurable, and a “severability of interest” clause or endorsement which precludes the insurer from denying the claim of either Borrower or Lender because of the negligence or other acts of the other, shall be in amounts of not less than $2,000,000.00 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lender may reasonably require from time to time, and shall be of form and substance reasonably satisfactory to Lender.

(iii) Business income insurance equal to 100% of the principal and interest payable under the Note for a period of not less than six months.

(iv) State Worker’s compensation insurance in the statutorily mandated limits, employer’s liability insurance with limits not less than $500,000 or such greater amount as Lender may from time to time require and such other insurance as may be necessary to comply with applicable laws.

(b) All insurance policies shall:

(i) Provide for a waiver of subrogation by the insurer as to claims against Lender, its employees and agents and provide that such insurance cannot be unreasonably cancelled, invalidated or suspended on account of the conduct of Borrower, its officers, directors, employees or agents;

(ii) Provide that any “no other insurance” clause in the insurance policy shall exclude any policies of insurance maintained by Lender and that the insurance policy shall not be brought into contribution with insurance maintained by Lender;

(iii) Contain a standard without contribution mortgage clause endorsement in favor of Lender and its successors and assigns as their interests may appear and any other lender designated by Lender;

(iv) Provide that the policy of insurance shall not be terminated, cancelled or substantially modified without at least thirty (30) days’ prior written notice to Lender and to any lender covered by any standard mortgage clause endorsement;

(v) Provide that the insurer shall not have the option to restore the Premises if Lender elects to terminate this Deed of Trust in accordance with the terms hereof;

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GE No. 8004-2212

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Wilmington, North Carolina

(vi) Be issued by insurance companies licensed to do business in the state in which the Premises is located and which are rated A:VIII or better by Best’s Key Rating Guide or otherwise approved by Lender; and

(vii) Provide that the insurer shall not deny a claim because of the negligence of Borrower, anyone acting for Borrower or any tenant or other occupant of the Trust Estate.

It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Borrower for its acts or omissions as provided in this Deed of Trust. All liability insurance policies (with the exception of worker’s compensation insurance to the extent not available under statutory law) shall designate Lender and its successors and assigns as additional insureds as their interests may appear and shall be payable as set forth in Article IV hereof. All such policies shall be written as primary policies, with deductibles not to exceed $10,000. Any other policies, including any policy now or hereafter carried by Lender, shall serve as excess coverage. Borrower shall procure policies for all insurance for periods of not less than one year and shall provide to Lender certificates of insurance or, upon Lender’s request, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Deed of Trust is in effect at all times.

Section 3.07. Impound Account. Upon the occurrence of an Event of Default under this Deed of Trust or any other Loan Document, Lender may require Borrower to pay to Lender sums which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and/or insurance premiums. Upon such requirement, Lender will estimate the amounts needed for such purposes and will notify Borrower to pay the same to Lender in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Deed of Trust. Should additional funds be required at any time, Borrower shall pay the same to Lender on demand. Borrower shall advise Lender of all taxes and insurance bills which are due and shall cooperate fully with Lender in assuring that the same are paid. Lender may deposit all impounded funds in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Lender. Interest or other gains from such funds, if any, shall be the sole property of Lender. If an Event of Default shall occur subsequent to Lender requiring the establishment of an impound account pursuant to this Section, Lender may apply all impounded funds against any sums due from Borrower to Lender. Lender shall give to Borrower an annual accounting showing all credits and debits to and from such impounded funds received from Borrower.

Section 3.08. Advances by Trustee and Lender. Trustee and Lender may make advances to perform any of the covenants contained in this Deed of Trust on Borrower’s behalf and all sums so advanced (and all sums advanced pursuant to any other provision hereof) by Trustee or Lender shall be secured hereby. Borrower shall repay on demand all sums so advanced with interest thereon at the Default Rate, such interest to be computed from and including the date of the making of such advance to and including the date of such repayment, and at Lender’s election, Lender may add the amount of such advance to the principal balance of the Loan.

Section 3.09. Negative Covenants. Without limiting the terms and conditions of Section 5 of the Loan Agreement, Borrower agrees that Borrower shall not, without the prior written consent of Lender (each, a “Prohibited Transaction”), sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Trust Estate or any part thereof or permit the Trust Estate or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, other than sales from inventory in the ordinary course of business and the replacement of obsolete Personal Property. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Section shall be deemed to include, but not limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Trust Estate or any part thereof for a price to be paid in installments; and (b) an agreement by Borrower leasing all or any part of the Trust Estate or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower’s right, title and interest in and to any Lease or any Rents.

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GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

Lender’s consent to a Prohibited Transaction shall be subject to the satisfaction of such conditions as Lender shall determine in its sole discretion, including, without limitation, (i) Borrower having executed and delivered such modifications to the terms of this Deed of Trust and the other Loan Documents as Lender shall request, (ii) the Prohibited Transaction having been approved by each of the rating agencies which have issued ratings in connection with any Securitization of the Loan as well as any other rating agency selected by Lender, and (iii) the proposed transferee having assumed the Note, this Deed of Trust and the other Loan Documents (as modified pursuant to clause (i) above). In addition, any such consent shall be conditioned upon the payment by Borrower to Lender of (x) a fee equal to one percent (1%) of the then outstanding principal balance of the Note and (y) all out-of-pocket costs and expenses incurred by Lender in connection with such consent, including, without limitation, reasonable attorneys’ fees. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Obligations immediately due and payable upon Borrower’s sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Trust Estate without Lender’s consent, as required hereunder. The provisions of this Section shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Trust Estate regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Trust Estate.

ARTICLE IV

POSSESSION, USE AND RELEASE OF THE TRUST ESTATE

Section 4.01. Casualty or Condemnation. Borrower, immediately upon obtaining knowledge of any casualty to any portion of the Trust Estate or of any proceeding or negotiation for the taking of all or any portion of the Trust Estate in condemnation or other eminent domain proceedings, shall notify Lender of such casualty, proceeding or negotiation. Any award, compensation or other payment resulting from such casualty or condemnation or eminent domain proceeding, as applicable, shall be applied as set forth below (the “Proceeds”). Trustee and Lender may participate in any condemnation or eminent domain proceeding, and Borrower will deliver or cause to be delivered to Trustee and Lender all instruments reasonably requested by Trustee and Lender to permit such participation.

(a) Casualty. (i) In the event of any material damage to or destruction of the Trust Estate or any part thereof, Borrower will promptly give written notice to Lender, generally describing the nature and extent of such damage or destruction. No damage to or destruction of the Trust Estate shall relieve Borrower of its obligation to pay any monetary sum due under the Loan Documents at the time and in the manner provided in the Loan Documents.

(ii) In the event of any damage to or destruction of the Trust Estate or any part thereof, Borrower, whether or not the Proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its expense, shall promptly cause the Restoration to be commenced and completed.

(iii) Proceeds received by Lender and Borrower on account of any occurrence of damage to or destruction of the Trust Estate or any part thereof, less the costs, fees and expenses incurred by Lender and Borrower in the collection thereof, including, without limitation, adjuster’s fees and expenses and attorneys’ fees and expenses (the “Net Insurance Proceeds”), shall be paid to (1) Borrower, if the amount of such Net Insurance Proceeds is less than $100,000 and applied by Borrower toward the cost of the Restoration, and (2) Lender, if the amount of such Net Insurance Proceeds is $100,000 or greater. Net Insurance Proceeds paid to Lender shall be held and disbursed by Lender, or as Lender may from time to time direct, as the Restoration progresses, to pay or reimburse Borrower for the cost of the Restoration, upon written request of Borrower accompanied by evidence, reasonably satisfactory to Lender, that (aa) the Restoration is in full compliance with all Applicable Regulations and all private restrictions and requirements, (bb) the amount requested has been paid or is then due and payable and

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is properly a part of such cost, (cc) there are no mechanics’ or similar liens for labor or materials theretofore supplied in connection with the Restoration, (dd) if the estimated cost of the Restoration exceeds the Net Insurance Proceeds (exclusive of Proceeds received from Borrower’s business income insurance), Borrower has deposited into an escrow satisfactory to Lender such excess amount, which sum will be disbursed pursuant to escrow instructions satisfactory to Lender, (ee) the balance of such Net Insurance Proceeds, together with the funds deposited into escrow, if any, pursuant to the preceding subsection (dd), after making the payment requested will be sufficient to pay the balance of the cost of the Restoration, and (ff) the Master Lease is in full force and effect. Upon receipt by Lender of evidence reasonably satisfactory to it that the Restoration has been completed and the cost thereof paid in full, and that there are no mechanics’ or similar liens for labor or materials supplied in connection therewith, the balance, if any, of such Net Insurance Proceeds shall be paid to Borrower. If at the time of the damage or destruction to the Trust Estate or at any time thereafter an Event of Default shall have occurred and be continuing under the Loan Documents, all Net Insurance Proceeds shall be paid to Lender, and Lender may retain and apply the Net Insurance Proceeds toward the Obligations whether or not then due and payable, in such order, priority and proportions as Lender in its discretion shall deem proper, or to cure such Event of Default, or, in Lender’s discretion, Lender may pay such Net Insurance Proceeds in whole or in part to Borrower to be applied toward the cost of the Restoration. If Lender shall receive and retain Net Insurance Proceeds, the lien of this Deed of Trust shall be reduced only by the amount received and retained by Lender and actually applied by Lender in reduction of the Obligations.

(b) Condemnation. (i) In case of a taking of all or any part of the Trust Estate or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lender, Borrower and those authorized to exercise such right (“Taking”), Borrower will promptly give written notice thereof to Lender, generally describing the nature and extent of such Taking. Lender shall file and prosecute on behalf of Lender and Borrower any and all claims for Proceeds, and all Proceeds on account of a Taking shall be paid to Lender.

(ii) In case of a Taking of the whole of the Trust Estate, other than for temporary use (“Total Taking”), or in case of a Taking of less than all of the Trust Estate (“Partial Taking”), the Loan Documents shall remain in full force and effect. In the case of a Partial Taking, Borrower, whether or not the Proceeds, if any, on account of such Partial Taking shall be sufficient for the purpose (but provided they are made available by Lender for such purpose), at its own cost and expense, will promptly commence and complete the Restoration. In case of a Partial Taking, other than a temporary use, of such a substantial part of the Trust Estate as shall result in the Trust Estate remaining after such Partial Taking being unsuitable for use, such Taking shall be deemed a Total Taking.

(iii) In case of a temporary use of the whole or any part of the Trust Estate by a Taking, the Loan Documents shall remain in full force and effect without any reduction of any monetary sum payable under the Loan Documents. In any proceeding for such Taking, Lender shall have the right to intervene and participate; provided that, if such intervention shall not be permitted, Borrower shall consult with Lender, its attorneys and experts, and make all reasonable efforts to cooperate with Lender in the prosecution or defense of such proceeding. At the termination of any such use or occupation of the Trust Estate, Borrower will, at its own cost and expense, promptly commence and complete the Restoration.

(iv) Proceeds on account of a Taking, less the costs, fees and expenses incurred by Lender and Borrower in connection with the collection thereof, including, without limitation, attorneys’ fees and expenses, shall be applied in the following order:

(x) Proceeds received on account of a Total Taking shall be allocated as follows:

(aa) There shall be paid to the Lender an amount up to the sum of the outstanding principal, including all sums advanced by Lender hereunder, and interest under the Note, all as of the date on which such payment is made, such amount shall be

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applied first against all sums advanced by Lender under this Deed of Trust, second against the accrued but unpaid interest on the Note, and third to the remaining unpaid principal amount of the Note. If the Proceeds received on account of a Total Taking are not sufficient to satisfy the outstanding principal balance of the Note, all accrued but unpaid interest on the Note, all other sums due under the Note, all sums advanced by Lender under this Deed of Trust and all other sums due and payable under this Deed of Trust and the other Loan Documents corresponding to the Premises (collectively, the “Outstanding Obligations”), Borrower shall pay to Lender simultaneously with the payment of such Proceeds to Lender the difference between the amount of such Proceeds and the amount of the Outstanding Obligations.

(bb) Any remaining balance shall be paid to Borrower.

(y) Proceeds received on account of a Partial Taking shall be held and allocated as follows:

(i) first, toward the cost of the Restoration, such application of net awards and other payments to be made substantially in the manner provided in Section 4.01(a)(iii) of this Deed of Trust; and

(ii) then, all or any portion of the balance of such proceeds shall, in Lender’s sole discretion, either be paid to:

(1) Lender, as the holder of this Deed of Trust, and applied toward the Outstanding Obligations in such order, priority and proportion, and at such time on or prior to the Maturity Date (as defined in the Note), as Lender shall determine; or

(2) Borrower; provided, however, in Lender’s sole discretion, such proceeds shall be pledged to Lender to secure the Outstanding Obligations pursuant to a security agreement reasonably satisfactory to Lender, or, with Lender’s consent, Borrower shall provide Lender with alternative security satisfactory to Lender in its sole discretion.

Lender may deposit any funds held by it in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Lender. Interest or gains from such funds, if any, shall be the sole property of Lender.

(z) Proceeds received on account of a Taking for temporary use shall be held by Lender and applied to the payment of the monthly installments of combined interest and principal becoming due under the Note, until such Taking for temporary use is terminated and the Restoration, if any, has been completed; provided, however, that, if any portion of any such award or payment is made by reason of any damage to or destruction of the Trust Estate, such portion shall be held and applied as provided in Section 4.01(a)(iii) hereof. The balance, if any, of such awards and payments shall be paid to Borrower.

(v) Notwithstanding the foregoing, if at the time of any Taking or at any time thereafter an Event of Default shall have occurred and be continuing under the Loan Documents, Lender is hereby authorized and empowered, in the name and on behalf of Borrower and otherwise, to file and prosecute Borrower’s claim, if any, for an award on account of any Taking and to collect such award and apply the same, after deducting all costs, fees and expenses incident to the collection thereof (the “Net Award”), toward the Obligations whether or not then due and payable, in such order, priority and proportions as Lender in its discretion shall deem proper, or to cure such Event of Default, or, in Lender’s discretion, Lender may pay the Net Award in whole or in part to Borrower to be applied toward the cost of the

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Restoration. If Lender shall receive and retain the Net Award, the lien of this Deed of Trust shall be reduced only by the amount received and retained by Lender and actually applied by Lender in reduction of the Obligations.

Section 4.02. Conveyance in Anticipation of Condemnation, Granting of Easements, Etc. If no Event of Default shall have occurred and be continuing, Borrower may, from time to time with respect to its interest in the Trust Estate, and with Lender’s prior written consent, which consent shall not be unreasonably withheld, (i) sell, assign, convey or otherwise transfer any interest therein to any person legally empowered to take such interest under the power of eminent domain, (ii) grant easements and other rights in the nature of easements, (iii) release existing easements or other rights in the nature of easements which are for the benefit of the Trust Estate, (iv) dedicate or transfer unimproved portions of the Trust Estate for road, highway or other public purposes, (v) execute petitions to have the Trust Estate annexed to any municipal corporation or utility district, and (vi) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers.

Section 4.03. Lender’s Power. At any time, or from time to time, without liability therefor, Lender, without affecting the personal liability of any person for payment of the Obligations or the effect of this Deed of Trust upon the remainder of said Trust Estate, may from time to time without notice (i) release any part of said Trust Estate, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof, (v) release any person so liable, (vi) extend the maturity or alter any of the terms of any Obligations, (vii) grant other indulgences, (viii) take or release any other or additional security for any Obligations, (ix) make compositions or other arrangements with debtors in relation thereto, or (x) advance additional funds to protect the security hereof or to pay or discharge the Obligations in the event Borrower fails to do so, and all amounts so advanced shall be secured hereby and shall be due and payable upon demand by Lender.

ARTICLE V

SECURITY INTEREST

Section 5.01. Security Agreement. With respect to the Personal Property or any portion of the Trust Estate which constitutes fixtures or other property governed by the UCC, this Deed of Trust shall constitute a security agreement between Borrower, as the debtor, and Lender, as the secured party, and Borrower hereby grants to Lender a security interest in such portion of the Trust Estate. Cumulative of all other rights of Lender hereunder, Lender shall have all of the rights conferred upon secured parties by the UCC. Borrower authorizes Lender to file financing statements with respect to the security interest of Lender, continuation statements with respect thereto, and any amendments to such financing statements which may be necessitated by reason of any of the changes described in Section 4.C of the Loan Agreement. Furthermore, at any time, and from time to time, Borrower will execute and deliver to Lender all financing statements that may from time to time be required by Lender to establish and maintain the validity and priority of the security interest of Lender, or any modification thereof. Lender may exercise any or all of the remedies of a secured party available to it under the UCC with respect to such property. If, upon the occurrence and during the continuance of an Event of Default, Lender proceeds to dispose of such property in accordance with the provisions of the UCC, 10 days’ notice by Lender to Borrower shall be deemed to be reasonable notice under any provision of the UCC requiring such notice; provided, however, that Lender may at its option dispose of such property in accordance with Lender’s rights and remedies with respect to the real property pursuant to the provisions of this Deed of Trust, in lieu of proceeding under the UCC. Borrower represents that its exact legal name and state of formation or organization are as set forth in the first paragraph of this Deed of Trust. Borrower agrees that, notwithstanding any provision in the UCC to the contrary, Borrower shall not file a termination statement of any financing statement filed by Lender in connection with any security interest granted under this Deed of Trust if Lender reasonably objects to the filing of such termination statement.

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Wilmington, North Carolina

Section 5.02. Effective as a Financing Statement and Fixture Filing. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Trust Estate and is to be filed for record in the real estate records of each county where any part of the Trust Estate (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering any other portion of the Trust Estate and may be filed in any other appropriate filing or recording office. The mailing address of Borrower is the address of Borrower set forth in the introductory paragraph of this Deed of Trust, and the address of the Lender from which information concerning the security interests hereunder may be obtained is the address of Lender as set forth in the introductory paragraph of this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section.

ARTICLE VI

EVENTS OF DEFAULT AND REMEDIES

Section 6.01. Events of Default. Each of the following shall be an event of default under this Deed of Trust (each an “Event of Default”):

(i) Subject to the provisions of Section 3.05(b) of this Deed of Trust, if Borrower fails to pay, prior to delinquency, any taxes, assessments or other charges the failure of which to pay will result in the imposition of a lien against the Trust Estate pursuant to Applicable Regulations.

(ii) If Borrower shall fail to maintain insurance in accordance with the requirements of Section 3.06 of this Deed of Trust.

(iii) If Borrower fails to observe or perform any of the covenants, conditions, or obligations of this Deed of Trust, provided, however, if any such failure does not involve the payment of any principal, interest or other monetary sum due under the Note, is not willful or intentional, does not place any rights or interest in collateral of Lender in immediate jeopardy, and is within the reasonable power of Borrower to promptly cure after receipt of notice thereof, all as determined by Lender in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lender shall have given Borrower notice thereof and a period of 30 days shall have elapsed, during which period Borrower may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such 30-day period, as determined by Lender in its reasonable discretion, and Borrower is diligently pursuing a cure of such failure, then Borrower shall have a reasonable period to cure such failure beyond such 30-day period, which shall in no event exceed 90 days after receiving notice of the failure from Lender. If Borrower shall fail to correct or cure such failure within such 90-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required.

(iv) If there is an “Event of Default” under the Loan Agreement.

Section 6.02. Remedies. Upon the occurrence and during the continuance of an Event of Default and subject to the limitations set forth in Section 6.01, Lender may declare all or any part of the Obligations to be due and payable, and the same shall thereupon become due and payable without any presentment, demand, protest or notice (including notice of intent to accelerate and notice of acceleration) of any kind except as otherwise expressly provided herein or as may be required by applicable law. Furthermore, upon the occurrence and during the continuance of an Event of Default, Lender may:

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(i) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate or any part thereof and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, take any action described herein, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorneys’ fees, upon any Obligations, all in such order as Lender may determine. The entering upon and taking possession of the Trust Estate, the taking of any action described herein, the collection of such Rents, and the application thereof as aforesaid, shall not cure or waive any Event of Default or notice of default or invalidate any act done in response to such Event of Default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Trust Estate or the collection, receipt and application of Rents, Lender shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon any Event of Default, including the right to exercise the power of sale herein conferred;

(ii) Commence an action for judicial foreclosure of this Deed of Trust or direct Trustee to file and Trustee shall file a notice of hearing to foreclose this Deed of Trust pursuant to the power of sale herein conferred in a single parcel or in several parcels, appoint a receiver, or specifically enforce any of the covenants hereof;

(iii) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code as adopted in the State (“UCC”), including, without limitation:

(1) Either personally or by means of a court appointed receiver, commissioner or other officer, take possession of all or any of the Personal Property and exclude therefrom Borrower and all others claiming under Borrower, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Borrower in respect of the Personal Property or any part thereof. In the event Lender demands or attempts to take possession of the Personal Property in the exercise of any rights under any of the Loan Documents, Borrower promises and agrees to promptly turn over and deliver complete possession thereof to Lender;

(2) Without notice to or demand upon Borrower, make such payments and do such acts as Lender may deem necessary to protect its security interest in the Personal Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder and, in exercising any such powers or authority, to pay all expenses incurred in connection therewith;

(3) Require Borrower to assemble the Personal Property or any portion thereof, at the Premises, and promptly to deliver such Personal Property to Lender, or an agent or representative designated by it. Lender, and its agents and representatives, shall have the right to enter upon any or all of Borrower’s premises and property to exercise Lender’s rights hereunder;

(4) Sell, lease or otherwise dispose of the Personal Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Lender may determine. Lender may be a purchaser at any such sale;

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(5) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give Borrower at least 10 days’ prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof. Such notice may be delivered to Borrower at the address set forth at the beginning of this Deed of Trust and shall be deemed to be given as provided herein; and

(6) Any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of all or a portion of the other Trust Estate under power of sale as provided herein upon giving the same notice with respect to the sale of the Personal Property hereunder as is required for such sale of the other Trust Estate under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under the UCC.

(iv) Exercise all of Borrower’s rights and remedies under the Indemnity Agreements, including, without limitation, making demands and claims and receiving payments under the Indemnity Agreements. Borrower hereby grants Lender a power of attorney (which grant shall be deemed irrevocable and coupled with an interest) to exercise such rights and remedies;

(v) Apply any sums then deposited in the impound account described in Section 3.07 toward payment of the taxes, assessment and insurance premiums for the Trust Estate and/or as a credit on the Obligations in such priority and proportion as Lender may determine in its sole discretion;

(vi) If held by Lender, surrender the insurance policies maintained pursuant to Section 3.06, collect the unearned insurance premiums and apply such sums as a credit on the Obligations in such priority and proportion as Lender in its sole discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Lender to collect such insurance premiums; and

(vii) Direct Trustee to sell Borrower’s interest in the Trust Estate pursuant to the power of sale herein conferred. If Lender elects to sell Borrower’s interest in the Trust Estate by exercise of such power of sale, Lender shall notify Trustee in the manner then required by law.

(aa) Upon the occurrence of an Event of Default, Trustee, at the request of Lender, after having first given such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as may then be required by law and giving such notice and advertising the time and place of such sale in such manner as may then be provided by law, shall sell or offer for sale the Trust Estate in such portions, order and parcels as Trustee may determine with or without having first taken possession of same, to the highest bidder for cash at one or more public auctions in accordance with the terms and provisions of the law of the State governing the exercise of powers of sale in deeds of trust. Such sale shall be made at the area within the courthouse of the county in which the Trust Estate (or any portion thereof to be sold) is situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any personal property hereby secured present at such sale) which is designated by the applicable court of such county as the area in which public sales are to take place, or, if no such area is designated, at the area at the courthouse designated in the notice of sale as the area in which the sale will take place, on such day and at such times as permitted under applicable law of the State, after advertising the time, place and terms of sale and that portion of the Trust Estate in accordance with such law, and after having served notice of the proposed sale in accordance with such law to each party entitled to receive notice under such law. Upon completion of any such public sale in accordance with the provisions of the applicable

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North Carolina General Statutes, and after having taken all such actions as required therein, Trustee may execute and deliver to the purchaser a conveyance of the Trust Estate or any part of the Trust Estate. If the Note and other secured indebtedness is now or hereafter further secured by any chattel deed of trusts, pledges, contracts or guaranty, assignments of lease, or other security instruments, Lender at its option may exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Lender may determine.

(bb) Upon any foreclosure sale or sales of all or any portion of the Trust Estate under the power herein granted, Trustee may require the successful bidder to deposit immediately with Trustee cash or certified check or cashier’s check in an amount up to ten percent (10%) of the bid provided notice of such deposit requirement is published as required by law. The bid may be rejected if the deposit is not immediately made. Such deposit shall be refunded in case of a resale because of an upset bid or if Trustee is unable to convey the portion of the Trust Estate so sold to the bidder because the power of sale has been terminated in accordance with applicable law. If the purchaser fails to comply with its bid, the deposit may, at the option of Trustee, be retained and applied to the expenses of the sale and any resales and to any damages and expenses incurred by reason of such default (including the amount that such bid exceeds the final sales price), or may be deposited with the Clerk of Superior Court. In all other cases, the deposit shall be applied to the purchase price. Lender may bid for and purchase the Trust Estate at any foreclosure sale or sales of all or any portion of the Trust Estate under the power herein granted and shall be entitled to apply all or any part of the Obligations as a credit to the purchase price.

(cc) In the event of a foreclosure or a sale of all or any portion of the Trust Estate under the power herein granted, the proceeds of said sale shall be applied as may be permitted by the laws of the State. The Trustee shall be entitled to a reasonable commission for a completed or uncompleted foreclosure.

Section 6.03. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, Lender, as a matter of right and without notice to Borrower or anyone claiming under Borrower, and without regard to the then value of the Trust Estate or the interest of Borrower therein, or the insolvency of Borrower or the then-owner of the Trust Estate, may seek the appointment of a receiver for the Trust Estate upon ex parte application to any court of the competent jurisdiction. Borrower waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver shall be empowered (a) to take possession of the Trust Estate and any businesses conducted by Borrower thereon and any business assets used in connection therewith, (b) to exclude Borrower and Borrower’s agents, servants and employees from the Trust Estate, or, at the option of the receiver, in lieu of such exclusion, to collect a fair market rental from any such persons occupying any part of the Trust Estate, (c) to collect the Rents, (d) to complete any construction that may be in progress, (e) to continue the development, marketing and sale of the Trust Estate, (f) to do such maintenance and make such repairs and alterations as the receiver deems necessary, (g) to use all stores of materials, supplies and maintenance equipment on the Trust Estate and replace such items at the expense of the receivership estate, (h) to pay all taxes and assessments against the Trust Estate, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, (i) to request that Lender advance such funds as may reasonably be necessary to the effective exercise of the receiver’s powers, on such terms as may be agreed upon by the receiver and Lender, but not in excess of the Default Rate, and (j) generally to do anything that Borrower could legally do if Borrower were in possession of the Trust Estate. All expenses incurred by the receiver or his agents, including obligations to repay funds borrowed by the receiver, shall constitute a part of the Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including reasonable attorneys’ fees incurred by the receiver and by Lender, together with interest thereon at the highest rate of interest applicable in the Note from the date incurred until repaid, and the balance shall be applied toward the Obligations or in such other manner as the court may direct.

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GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

Section 6.04. Remedies Not Exclusive. Lender shall be entitled to enforce payment and performance of any Obligations and to exercise all rights and powers under this Deed of Trust or under any Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Lender’s right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Lender in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Lender, or to which Lender may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lender. Lender may pursue inconsistent remedies.

The acceptance by Lender of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare a subsequent Event of Default as herein provided. The acceptance by Lender of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of Borrower to pay the entire sum then due, and failure of Borrower to pay such entire sum then due shall be an Event of Default, notwithstanding such acceptance of such amount on account, as aforesaid. Lender or Trustee shall be, at all times thereafter and until the entire sum then due as contemplated by the Loan Documents shall have been paid, and notwithstanding the acceptance by Lender thereafter of further sums on account, or otherwise, entitled to exercise all rights in this instrument conferred upon them or either of them, and the right to proceed with a sale under any notice of default, or an election to sell, or the right to exercise any other rights or remedies hereunder, shall in no way be impaired, whether any of such amounts are received prior or subsequent to such proceeding, election or exercise. Consent by Lender to any action or inaction of Borrower which is subject to consent or approval of Lender hereunder shall not be deemed a waiver of the right to require such consent or approval to future or successive actions or inactions.

Section 6.05. Possession of Trust Estate. In the event of a trustee’s sale or foreclosure sale hereunder and after the time of such sale, Borrower occupies the portion of the Trust Estate so sold, or any part thereof, Borrower shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the portion of the Trust Estate so occupied, such rental to be due and payable daily to the purchaser. An action of unlawful detainer shall lie if the tenant holds over after a demand in writing for possession of such Trust Estate; and this Deed of Trust and a trustee’s or sheriff’s deed shall constitute a lease and agreement under which the tenant’s possession arose and continued. Nothing contained in this Deed of Trust shall be construed to constitute Lender or Trustee as a “mortgagee in possession” in the absence of its taking actual possession of the Trust Estate pursuant to the powers granted herein.

Section 6.06. Waiver of Rights. Borrower waives the benefit of all laws now existing or that hereafter may be enacted (i) providing for any appraisement before sale of any portion of the Trust Estate, or (ii) in any way extending the time for the enforcement of the collection of the Obligations or creating or extending a period of redemption from any sale made in collecting the Obligations. Borrower agrees that Borrower will not at any time insist upon, plea, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension, redemption or homestead exemption, and Borrower, for Borrower, Borrower’s representatives, successors and assigns, and for any and all persons ever claiming any interest in the Trust Estate, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, homestead exemption, notice of election to mature or declare due the whole of the Obligations and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this Section and now in force, of which Borrower, Borrower’s heirs, devisees, representatives, successors and assigns or other person might take

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advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. Borrower expressly waives and relinquishes any and all rights, remedies and defenses that Borrower may have or be able to assert by reason of the laws of the State pertaining to the rights, remedies and defenses of sureties.

Section 6.07. Relief From Stay. In the event that Borrower commences a case under the Code or is the subject of an involuntary case that results in an order for relief under the Code, subject to court approval, Lender shall thereupon be entitled and Borrower irrevocably consents to relief from any stay imposed by Section 362 of the Code on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents and Borrower hereby irrevocably waives its rights to object to such relief. In the event Borrower shall commence a case under the Code or is the subject of an involuntary case that results in an order for relief under the Code, Borrower hereby agrees that no injunctive relief against Lender shall be sought under Section 105 or other provisions of the Code by Borrower or other person or entity claiming through Borrower, nor shall any extension be sought of the stay provided by Section 362 of the Code.

Section 6.08. Cash Collateral. Borrower hereby acknowledges and agrees that in the event that Borrower commences a case under the Code or is the subject of an involuntary case that results in an order for relief under the Code: (i) that all of the Rents are, and shall for purposes be deemed to be, “proceeds, product, offspring, rents, or profits” of the Premises covered by the lien of this Deed of Trust, as such quoted terms are used in Section 552(b) of the Code; (ii) that in no event shall Borrower assert, claim or contend that any portion of the Rents are, or should be deemed to be, “accounts” or “accounts receivable” within the meaning of the Code and/or applicable state law; (iii) that the Rents are and shall be deemed to be in any such bankruptcy proceeding “cash collateral” of Lender as that term is defined in Section 363 of the Code; and (iv) that Lender has valid, effective, perfected, enforceable and “choate” rights in and to the Rents without any further action required on the part of Lender to enforce or perfect its rights in and to such cash collateral, including, without limitation, providing notice to Borrower under Section 546(b) of the Code.

Section 6.09. Assignment of Rents and Leases. (a) Borrower hereby assigns, transfers, conveys and sets over to Lender all of Borrower’s estate, right, title and interest in, to and under the Leases, whether existing on the date hereof or hereafter entered into, together with any changes, extensions, revisions or modifications thereof and all rights, powers, privileges, options and other benefits of Borrower as the lessor under the Leases regarding the current tenants and any future tenants, and all the Rents from the Leases, including those now due, past due or to become due. Borrower irrevocably appoints Lender its true and lawful attorney-in-fact, at the option of Lender, at any time and from time to time upon the occurrence and during the continuance of an Event of Default, to take possession and control of the Premises, pursuant to Borrower’s rights under the Leases, to exercise any of Borrower’s rights under the Leases, and to demand, receive and enforce payment, to give receipts, releases and satisfaction and to sue, in the name of Borrower or Lender, for all of the Rents. The power of attorney granted hereby shall be irrevocable and coupled with an interest and shall terminate only upon the payment of all sums due Lender for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of this power of attorney, and Borrower hereby releases Lender from all liability (other than as a result of the gross negligence or willful misconduct of Lender) whatsoever for the exercise of the foregoing power of attorney and all actions taken pursuant thereto. The consideration received by Borrower to execute and deliver this assignment and the liens and security interests created herein is legally sufficient and will provide a direct economic benefit to Borrower. It is intended by Borrower and Lender that the assignment set forth herein constitutes an absolute assignment and not merely an assignment for additional security. Notwithstanding the foregoing, this assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions of Borrower contained in the Leases or otherwise to impose any obligation upon Lender, and, so long as no Event of Default shall have occurred and be continuing, Borrower shall have a license, revocable upon an Event of Default, to possess and control the Premises and collect and receive all Rents. Upon an Event of Default, such license shall be automatically revoked.

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(b) Upon the occurrence and during the continuance of an Event of Default, Lender may, at any time without notice (except if required by applicable law), either in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender’s security, and at its sole election (without any obligation to do so), enter upon and take possession and control of the Premises, or any part thereof, to perform all acts necessary and appropriate to operate and maintain the Premises, including, but not limited to, execute, cancel or modify the Leases, make repairs to the Premises, execute or terminate contracts providing for the management or maintenance of the Premises, all on such terms as are deemed best to protect the security of this assignment, and in Lender’s or Borrower’s name, sue for or otherwise collect such Rents as specified in this Deed of Trust as the same become due and payable, including, but not limited to, Rents then due and unpaid. Lender may so sue for or otherwise collect such Rents with or without taking possession of the Premises. Borrower agrees that upon the occurrence and during the continuance of an Event of Default, each tenant of the Premises shall make its rent payable to and pay such rent to Lender (or Lender’s agents) on Lender’s written demand therefor, delivered to such tenant personally, by mail, or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of an Event of Default by Borrower.

(c) Rents collected subsequent to any Event of Default shall be applied at the direction of, and in such order as determined by, Lender to the costs, if any, of taking possession and control of and managing the Premises and collecting such amounts, including, but not limited to, reasonable attorney’s fees, receiver’s fees, premiums on receiver’s bonds, costs of repairs to the Premises, premiums on insurance policies, taxes, assessments and other charges on the Premises, and the costs of discharging any obligation or liability of Borrower with respect to the Leases and to the sums secured by this Deed of Trust. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Premises and shall be liable to account only for those Rents actually received.

(d) Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Premises by reason of anything done or left undone by Lender hereunder, except to the extent of Lender’s gross negligence or willful misconduct.

(e) Any entering upon and taking possession and control of the Premises by Lender or the receiver and any application of Rents as provided herein shall not cure or waive any Event of Default hereunder or invalidate any other right or remedy of Lender under applicable law or provided therein.

ARTICLE VII

THE TRUSTEE

Section 7.01. Certain Rights Concerning Trustee. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ and consult with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his or her agents or attorneys, (iii) to select and employ, in and about the execution of his or her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, expect for Trustee’s gross negligence or bad faith), and (iv) any and all other lawful action that Lender may instruct Trustee to take to protect or enforce Lender’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Trust Estate for debts contracted for or liability or damages incurred in the management or operation of the Trust Estate. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to

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be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Borrower will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save and hold Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

Section 7.02. Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from any other moneys of Trustee.

Section 7.03. Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing to Lender. If Trustee shall die, resign or become disqualified from acting in the execution of this trust, or if, for any reason, Lender, in Lender’s sole discretion and with or without cause, shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Lender shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Lender, and if such Lender be a corporation and such appointment be executed on its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior office of the corporation. Such appointment shall be recorded in accordance with the laws of the State. Borrower hereby ratify and confirm any and all acts which the aforenamed Trustee, or his or her successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute trustees are appointed, each of such multiple substitute trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law. Any prior election to act jointly or severally shall not prevent either or both of such multiple substitute Trustees from subsequently executing, jointly or severally, any or all of the provisions hereof.

Section 7.04. Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Borrower by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to Trustee or substitute Trustee such estates, rights, powers and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Borrower.

Section 7.05. Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its, his or her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in such Trustee’s place.

Section 7.06. No Representation by Trustee or Lender. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Trustee or Lender pursuant to the Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Lender shall be deemed to have warranted, consented to or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Lender

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ARTICLE VIII

MISCELLANEOUS

Section 8.01. Satisfaction. If and when the Obligations shall have become due and payable (whether by lapse of time or by acceleration or by the exercise of the privilege of prepayment), and Borrower shall pay or cause to be paid (provided such payment is permitted or required by the Note) the full amount thereof and shall also pay or cause to be paid all other sums payable by the Borrower Parties to the Lender Entities with respect to the Obligations, then this Deed of Trust shall be void (otherwise it shall remain in full force and effect in law and equity forever) and Lender agrees to execute an instrument evidencing the satisfaction of all obligations under this Deed of Trust and releasing this Deed of Trust which shall be prepared and recorded at Borrower’s sole expense.

Section 8.02. Limitation of Rights of Others. Nothing in this Deed of Trust is intended or shall be construed to give to any person, other than Borrower, Trustee and the holder of the Note, any legal or equitable right, remedy or claim under or in respect of this Deed of Trust or any covenant, condition or provision herein contained.

Section 8.03. Severability. In case any one or more of the provisions contained herein or in the Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Deed of Trust shall be construed as if such provision had never been contained herein or therein.

Section 8.04. Notices; Amendments; Waiver. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Deed of Trust (collectively called “Notices”) shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

If to Borrower:	JAMESON INNS FINANCING 02, LP
8 Perimeter Center East, Suite 8050
Atlanta, Georgia 30346
Attn: Craig R. Kitchin
	Telephone:	770-481-0305
	Telecopy:	770-901-9020

If to Lender:	GE Capital Franchise Finance Corporation
17207 N. Perimeter Drive
Scottsdale, Arizona 85255
	Attention:	Collateral Management
	Telephone:	480-585-4500
	Telecopy:	480-585-2225

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If to Trustee:	LeeAnn W. Aldridge
Hunter Maclean Exley & Dunn, P.C.
200 East Saint Julian Street
Savannah, Georgia 31401
	Telephone:	(912) 236-0261
	Telecopy:	(912) 236-4936

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Deed of Trust the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice. Except as in this Deed of Trust otherwise expressly provided, (i) this Deed of Trust may not be modified except by an instrument in writing executed by Borrower and Lender and (ii) no requirement hereof may be waived at any time except by a writing signed by the party against whom such waiver is sought to be enforced, nor shall any waiver be deemed a waiver of any subsequent breach or default.

Section 8.05. Successors and Assigns. All of the provisions herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, to the same extent as if each such successor and assign were in each case named as a party to this Deed of Trust. Wherever used, the singular shall include the plural, the plural shall include the singular and the use of any gender shall include all genders.

Section 8.06. Headings. The headings appearing in this Deed of Trust have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Deed of Trust.

Section 8.07. Time of the Essence. Time is of the essence in the performance of each and every obligation under this Deed of Trust.

Section 8.08. Forum Selection; Jurisdiction; Venue; Choice of Law. Borrower acknowledges that this Deed of Trust was substantially negotiated in the State of Arizona, this Deed of Trust was delivered in the State of Arizona, all payments under the Loan Documents will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Deed of Trust, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Borrower consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Borrower waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. The creation of this Deed of Trust and the rights and remedies of Lender with respect to the Trust Estate, as provided herein and by the laws of the State, shall be governed by and construed in accordance with the internal laws of the State without regard to its principles of conflicts of law. With respect to other provisions of this Deed of Trust, this Deed of Trust shall be governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the State to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under the Deed of Trust or the other Loan Documents.

Section 8.09. Indemnification. Borrower shall indemnify and hold harmless each of the Indemnified Parties for, from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys’ fees, court costs and other

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costs of defense) (collectively, “Losses”) (excluding Losses suffered by an Indemnified Party arising out of such Indemnified Party’s gross negligence or willful misconduct; provided, however, that the term “gross negligence” shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of Borrower’s interest in the Trust Estate or Borrower’s failure to act in respect of matters which are or were the obligation of Borrower under the Loan Documents) caused by, incurred or resulting from Borrower’s operations of, or relating in any manner to, the Trust Estate, whether relating to its original design or construction, latent defects, alteration, maintenance, use by Borrower or any person thereon, supervision or otherwise, or from any breach of, default under or failure to perform any term or provision of this Deed of Trust by Borrower, its officers, employees, agents or other persons. It is expressly understood and agreed that Borrower’s obligations under this Section shall survive the expiration or earlier termination of this Deed of Trust for any reason.

Section 8.10. Waiver of Jury Trial and Punitive, Consequential, Special and Indirect Damages. LENDER, BY ACCEPTING THIS DEED OF TRUST, AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS DEED OF TRUST, THE RELATIONSHIP OF LENDER AND BORROWER, BORROWER’S USE OR OCCUPANCY OF THE TRUST ESTATE, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER’S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER’S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS DEED OF TRUST OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY BORROWER AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

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IN WITNESS WHEREOF, Borrower has executed and delivered this Deed of Trust as of the day and year first above written.

BORROWER:

JAMESON INNS FINANCING 02, LP, a Georgia limited partnership

By its General Partner,
Jameson Inns, Inc., a Georgia corporation

By	/s/ Steven A. Curlee
Steven A. Curlee, Vice President-Legal

U.S. Federal Tax Identification Number:

20-3105788

Organization Identification Number:

0547970

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STATE OF GEORGIA	)
	)	SS.
COUNTY OF DEKALB	)

                            , a Notary Public of                              County, State of                             , certify that Steven A. Curlee, personally came before me this day and acknowledged that he is Vice President-Legal of Jameson Inns, Inc., a Georgia corporation, General Partner of JAMESON INNS FINANCING 02, LP, a Georgia limited partnership, and that he, in such capacity and being authorized to do so, executed the foregoing on behalf of the corporation as General Partner of JAMESON INNS FINANCING 02, LP, a Georgia limited partnership.

Witness my hand and official stamp or seal this          day of August, 2005.

Notary Public
Print: Name:
[Note: Notary Public must sign exactly as on notary seal]

My Commission Expires:

[NOTARY SEAL]	(MUST BE FULLY LEGIBLE)

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EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

Being all of Lot 2, Phase One, of New Centre Drive Commercial Park, as the same is shown on a map thereof titled “New Centre Drive Commercial Park Phase One and Public Street Dedication” recorded in Map Book 39, Page 129, in the Office of the Register of Deeds of New Hanover County, North Carolina, reference to which said map is hereby made for a more particular description.

TOGETHER WITH a non-exclusive perpetual right-of-way, and easement for ingress, egress, and regress over, across the through Dunlea Court as the same is shown on the map titled “New Centre Drive Commercial Park Phase One and Public Street Dedication” recorded in Map Book 39, Page 129, in the Office of the Register of Deeds of New Hanover County, North Carolina, reference to which said map is hereby made for a more particular description.

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Prepared by:

LeeAnn W. Aldridge

Hunter, Maclean, Exley & Dunn, P.C.

Post Office Box 9848

Savannah, Georgia 31412

Recording requested by,

and after recording, return to:

GE Capital Franchise Finance Corporation

17207 N. Perimeter Drive

Scottsdale, Arizona 85255

Attention: General Counsel

SUBORDINATION, ATTORNMENT

AND LESSEE-LESSOR ESTOPPEL AGREEMENT

This Agreement is entered into effective as of August 24, 2005, by and among JAMESON INNS FINANCING 02, LP, a Georgia limited partnership (“Lessor”), whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346, KITCHIN HOSPITALITY, LLC, a Georgia limited liability company (“Lessee”), whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346, and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation (“Lender”), whose address is 17207 N. Perimeter Drive, Scottsdale, Arizona 85255.

RECITALS:

A. Lessee is the present lessee under a lease (the “Lease”) dated August 24, 2005, made by Lessor, demising all or a portion of the premises described on Exhibit A (the “Leased Premises”).

B. Lessee has been advised that the Lease has been or will be assigned by Lessor to Lender as security for a loan with an original principal balance of $1,690,000 (the “Loan”) secured by a Deed of Trust, Assignment of Rents and Leases, Security Agreement, and Fixture Filing (the “Mortgage”) to be recorded contemporaneously herewith covering the Leased Premises.

C. A condition precedent to Lender’s disbursement of Loan proceeds is that Lessor obtain this Agreement from Lessee in order to confirm certain matters and to subordinate the Lease and Lessee’s interest in the Leased Premises to the lien of the Mortgage.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Lessee represents and warrants to Lender as follows:

(a)	Lessee has accepted possession and is in occupancy of the Leased Premises pursuant to the terms of the Lease, and the Lease is in full force and effect.

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(b)	The improvements and space required to be furnished according to the Lease shall be completed in all respects, all amounts owing from Lessor to Lessee in connection with delivery and construction of the Leased Premises (including, without limitation, tenant improvement costs, liquidated damages, and charges for construction delays) have been paid, and Lessee hereby waives any and all rights and remedies which Lessee may have against Lessor (including, without limitation, any right to terminate the Lease) as a result of any breach by Lessor of any of its obligations under the Lease relating to the delivery, construction or condition of the Leased Premises.

(c)	Lessor has done everything that it promised to do in order to induce Lessee to enter into the Lease. All conditions to the commencement of the Lease have been satisfied.

(d)	The Lease has not been modified, altered or amended.

(e)	There are no offsets or credits against rentals, nor have rentals been prepaid except as provided by the Lease terms.

(f)	Rental commenced to accrue on September 1, 2005, and there is currently no outstanding unpaid rent. The primary Lease term commenced on August 24, 2005, and expires on December 31, 2015, with one five (5) year option to extend.

(g)	Lessee has no notice of a currently effective assignment, hypothecation or pledge of rents on the Lease to another lender.

(h)	Lessee has no claims to or interest in the Leased Premises legal or equitable, or any contract or option therefor other than as set forth in the Lease.

(i)	Parking facilities for the Leased Premises are located on the property described on Exhibit A and meet Lessee’s Lease requirements.

(j)	There are no concessions or inducements which have been promised by Lessor or any other party to Lessee other than as set forth in the Lease.

(k)	Lessor is not in default of any of its obligations under the Lease, and, to the best of Lessee’s knowledge, no events have occurred which, with notice, the passage of time or both, would constitute a default in any of Lessor’s obligations under the Lease.

(l)	Lessee has paid Lessor no security or similar type deposit.

2. Lessee shall promptly provide Lender at its address first shown above with a written notice of any default on the part of the Lessor under the Lease. Lessee hereby grants to Lender the option to cure said default within the time allotted to Lessor under the Lease plus ten (10) business days in the case of a monetary default and forty-five (45) business days in the case of a non-monetary default. Lessee shall not invoke any of its remedies under this Lease or any other remedies available to Lessee at law or in equity during any period that Lender is proceeding to cure any such default with due diligence or (if possession of the Leased Premises is necessary for such cure to be effectuated) during any period that Lender is taking steps with due diligence to obtain the legal right to enter the Leased Premises and cure any such default.

3. Without the prior written consent of Lender, Lessee shall not (a) assign the Lease or sublet the Leased Premises; (b) assign the Lease as collateral security or mortgage or otherwise encumber its leasehold interest; and (c) make any structural changes to the Leased Premises. The Lease may be terminated pursuant to the provisions of the Mortgage executed of even date herewith by and between Lessor and Lender.

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GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

4. Should Lender advise Lessee that Lessor is in default in the indebtedness to Lender and request that payment of all future rentals be made directly to Lender, Lessee shall make all future rental payments under the Lease directly to Lender until instructed otherwise by Lender. Lessee shall not be liable to Lessor for any rental payments actually paid to Lender pursuant to this Section 4.

5. The Lease and all right, title and interest of Lessee in, to and under the Lease (including, without limitation, all options or rights of first refusal to purchase the Leased Premises) are now, and shall at all times continue to be, unconditionally subject and subordinate in each and every respect, to the Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage. For so long as the Mortgage is a lien on the Leased Premises, Lessee shall not mortgage or otherwise encumber its leasehold interest or subordinate the estate of Lessee in the Lease to any other mortgage or Mortgage or any other security instrument.

6. No provision of this Agreement may be changed, waived, discharged, or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, and permitted assigns. Upon recorded satisfaction of the Mortgage, this Agreement shall become null and void and be of no further effect.

7. To the extent that the Lease shall entitle Lessee to notice of any mortgage, this Agreement shall constitute such notice to Lessee with respect to the Mortgage, and Lessee hereby waives notice of any and all renewals, modifications, extensions, substitutions, replacements, and/or consolidations of the Mortgage. The terms “mortgagee”, as used in the Lease shall be deemed to include Lender, its successors and assigns, including anyone who shall have succeeded to Lessor’s interest by, through or under foreclosure of the Mortgage or deed in lieu of such foreclosure. The term “mortgage” or any similar term, shall be deemed to include the Mortgage to be recorded contemporaneously herewith.

8. This Agreement shall be construed under the laws of the State of Arizona applicable to contracts made and to be performed therein (excluding its choice-of-law rules).

9. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Agreement by signing any such counterpart.

10. To the extent of any conflict between the provisions of the Mortgage and the Lease which govern the application and disbursement of insurance and condemnation proceeds, the provisions of the Mortgage shall control. Notwithstanding anything in the Lease to the contrary, Lessee may not terminate the Lease because of damage to or condemnation of the Leased Premises unless (a) Lessee’s use and operation of the Leased Premises is materially impaired by the damage to or condemnation of the Leased Premises, and (b) at least twenty-five percent (25%) of the net rentable area of the Leased Premises is damaged or condemned. Notwithstanding anything in the lease to the contrary, Lessee may not terminate the Lease because of any delay in repairing or rebuilding the Leased Premises unless the Leased Premises are not repaired or rebuilt within one hundred eighty (180) days after the date of damage or condemnation.

11. In the event suit or action is instituted to enforce or interpret this Agreement, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, including, without limitation, attorneys’ fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

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5102 Dunlea Court

Wilmington, North Carolina

12. Lessee warrants, represents, covenants and agrees that it will not use, produce, store, release, dispose of or bring into the Leased Premises any hazardous waste or materials or allow any other entity or person to do so except as incidentally related to the operation and maintenance of the Leased Premises and equipment located therein, such as small amounts of pesticides, insecticides or cleaning supplies used in Lessee’s operation of the Leased Premises, which substances shall be stored and used in accordance with applicable laws and regulations and used in a prudent manner. As used herein, the term “hazardous waste or materials” includes any substance, waste or material defined or designated as hazardous, toxic or danger (or any similar term) by any federal, state or local statute, regulation, rule or ordinance now or hereafter in effect including, without limitation, petroleum products and by-products, asbestos, polychlorinated biphenyls, chlorinated solvents, and urea formaldehyde. Lessee shall indemnify and hold harmless Lessor and Lender against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitation, attorneys’ fees and disbursements) which may be imposed on, incurred or paid by, or asserted against Lessor and/or Lender directly or indirectly arising from or attributable to any misrepresentation or breach of any warranty, covenant or agreement by Lessee under this section. The provisions of this section shall survive expiration or termination of the Lease.

13. Lessee hereby agrees that if Lender elects at any time to have the Lease superior to its Mortgage and gives notice of its election to Lessee, then the Lease shall be superior to the lien of any such Mortgage and all renewals, modifications, extensions, substitutions, replacements and/or consolidations thereof, whether the Lease is dated or recorded before or after the Mortgage. If Lender shall become the owner of the Leased Premises, or if the Leased Premises shall be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage, or if the Leased Premises shall be transferred by deed in lieu of foreclosure, then at Lender’s sole option (i) the Lease shall continue in full force and effect as a direct lease agreement between Lessee and the then owner of the Leased Premises (including Lender or the grantee under any deed given as a result of any foreclosure or in lieu of foreclosure), upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, and (ii) Lessee shall attorn to Lender or any other such owner as its Lessor, said attornment to be effective and self-operative without the execution of any further instruments. From and after Lender’s or other such owner’s succession to the interest of Lessor under the Lease, Lessee shall have the same remedies against Lender or such other owner for the breach of any covenant contained in the Lease that Lessee might have had under the Lease against Lessor, except that neither Lender nor any other such owner shall be:

(a)	liable for any act or omission of, or for the performance of any obligation of, any prior lessor (including Lessor), including without limitation any obligation to repair, restore or expand any part of the Leased Premises; or

(b)	subject to any offsets or defenses which Lessee might have against any prior lessor (including Lessor); or

(c)	bound by any prepayment of rent or additional rent which Lessee might have paid for more than the current month or by payment of any security deposits to any prior lessor (including Lessor), except such security deposits as have actually been received by Lender; or

(d)	bound by any amendment or modification of the Lease or by any waiver or forbearance on the part of any prior lessor (including Lessor) made or given without the written consent of Lender or any subsequent holder of the Mortgage; or

(e)	bound by any representations or warranties of Lessor under the Lease.

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GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

Lender or such other owner shall not be required to recognize the rights of Lessee under the Lease, and the rights of Lessee thereunder (including any options thereunder) shall at the sole election of and upon notice by Lender or such other owner cease and terminate upon acquisition of title to or upon possession of the Leased Premises by Lender, or such owner or their respective successors and assigns, including any purchaser at a foreclosure sale.

14. Lessee acknowledges and agrees that Lender shall not be bound by any of the nondisturbance provisions of the Lease.

15. Notwithstanding anything in the Lease to the contrary, Lessee hereby waives any rights it may have to an award for a taking by eminent domain, except to the extent that the award (a) compensates Lessee for moving expenses, business interruption, or taking of the property of Lessee (other than Lessee’s leasehold interest), (b) is awarded separately in the eminent domain proceeding, and (c) does not reduce the amount of Lessor’s award in the eminent domain proceeding.

16. Notwithstanding anything in the Lease to the contrary, Lessee agrees that any option or right of first refusal that it may have to purchase the Leased Premises shall not apply to a sale by foreclosure or a deed in lieu of foreclosure, and shall automatically be void and of no further force and effect following such sale by foreclosure or a deed in lieu of foreclosure. Lessee shall execute promptly whatever documents Lender may request from time to time in order to confirm the foregoing.

17. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE, AMONG OTHER THINGS, IT AFFECTS THE PRIORITY OF YOUR LEASE AND BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN AGREEMENT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

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GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement under seal as of the day and year first above written.

LESSOR:

JAMESON INNS FINANCING 02, LP,
a Georgia limited partnership

By its General Partner,
Jameson Inns, Inc., a Georgia corporation

By	/s/ Steven A. Curlee
Steven A. Curlee, Vice President-Legal

LENDER:

GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation

By:
Name:
Title:

LESSEE:

KITCHIN HOSPITALITY, LLC, a Georgia limited liability company

By	/s/ Steven A. Curlee
Steven A. Curlee, Vice President-Legal

Exhibits:

Exhibit A - Leased Premises

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

STATE OF GEORGIA

COUNTY OF DEKALB

I,                             , a Notary Public of                              County, State of                             , certify that Steven A. Curlee, personally came before me this day and acknowledged that he is Vice President-Legal of Jameson Inns, Inc., a Georgia corporation, General Partner of JAMESON INNS FINANCING 02, LP, a Georgia limited partnership, and that he, in such capacity and being authorized to do so, executed the foregoing on behalf of the corporation as General Partner of JAMESON INNS FINANCING 02, LP, a Georgia limited partnership.

Witness my hand and official stamp or seal this      day of August, 2005.

Notary Public
Print: Name:
[Note: Notary Public must sign exactly as on notary seal]

My Commission Expires:

[NOTARY SEAL]	(MUST BE FULLY LEGIBLE)

STATE OF ARIZONA

COUNTY OF MARICOPA

I,                             , a Notary Public of                              County, State of                             , certify that                             , personally came before me this day and acknowledged that he/she is                              of GE Capital Franchise Finance Corporation, a Delaware corporation, and that he/she, in such capacity and being authorized to do so, executed the foregoing on behalf of the corporation.

Witness my hand and official stamp or seal this      day of August, 2005.

Notary Public
Print: Name:
[Note: Notary Public must sign exactly as on notary seal]

My Commission Expires:

[NOTARY SEAL]	(MUST BE FULLY LEGIBLE)

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

STATE OF GEORGIA

COUNTY OF DEKALB

I,                             , a Notary Public of                              County, State of                             , certify that Steven A. Curlee, personally came before me this day and acknowledged that he is Vice President-Legal of Kitchin Hospitality, LLC, a Georgia limited liability company, and that he, in such capacity and being authorized to do so, executed the foregoing on behalf of the limited liability company.

Witness my hand and official stamp or seal this      day of August, 2005.

Notary Public
Print: Name:
[Note: Notary Public must sign exactly as on notary seal]

My Commission Expires:

[NOTARY SEAL]	(MUST BE FULLY LEGIBLE)

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

EXHIBIT A

Being all of Lot 2, Phase One, of New Centre Drive Commercial Park, as the same is shown on a map thereof titled “New Centre Drive Commercial Park Phase One and Public Street Dedication” recorded in Map Book 39, Page 129, in the Office of the Register of Deeds of New Hanover County, North Carolina, reference to which said map is hereby made for a more particular description.

TOGETHER WITH a non-exclusive perpetual right-of-way, and easement for ingress, egress, and regress over, across the through Dunlea Court as the same is shown on the map titled “New Centre Drive Commercial Park Phase One and Public Street Dedication” recorded in Map Book 39, Page 129, in the Office of the Register of Deeds of New Hanover County, North Carolina, reference to which said map is hereby made for a more particular description.

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

PROMISSORY NOTE

Dated as of August 24, 2005
$1,690,000.00	Scottsdale, Arizona

JAMESON INNS FINANCING 02, LP, a Georgia limited partnership (“Borrower”), for value received, hereby promises to pay to GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation (“Lender”), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, or order, on or before September 1, 2015 (the “Maturity Date”), as herein provided, the principal sum of $1,690,000, and to pay interest on the unpaid principal amount of this Note from the date hereof to the Maturity Date at the rate of 7.25% per annum on the basis of a 360-day year of twelve consecutive 30-day months, such principal and interest to be paid in immediately available funds and in lawful money of the United States. Initially capitalized terms which are not otherwise defined in this Note shall have the meanings set forth in that certain Loan Agreement dated as of the date of this Note between Borrower and Lender, as such agreement may be amended, restated and/or supplemented from time to time (the “Loan Agreement”).

Interest on the principal amount of this Note for the period commencing with the date such principal amount is advanced by Lender through the last day in the month in which this Note is dated shall be due and payable upon delivery of this Note. Thereafter, principal and interest shall be payable in consecutive monthly installments of $13,357.35 commencing on October 1, 2005, and continuing on the first day of each month thereafter until the Maturity Date, at which time the outstanding principal and unpaid accrued interest shall be due and payable.

Borrower may prepay this Note in full, but not in part (except as otherwise set forth below), including all accrued but unpaid interest hereunder and all sums advanced by Lender pursuant to the Loan Documents and any Other Agreements, provided that (i) no Event of Default has occurred under any of the Loan Documents or any Other Agreements, (ii) any such prepayment shall only be made on a regularly scheduled payment date upon not less than 30 days prior written notice from Borrower to Lender, and (iii) except as otherwise set forth herein, any such prepayment shall be made together with payment of an amount equal to the sum of:

(a) a prepayment fee equal to 1% of the amount prepaid; and

(b) a prepayment premium equal to the positive difference (if any) between (i) the present value of the stream of monthly principal and interest payments due under the Note from the date of such prepayment through the scheduled Maturity Date (the “Remaining Scheduled Term”), calculated using the interpolated yield, at the time of such prepayment, of the two U.S. Dollar Interest Rate Swaps (as published in Federal Reserve Statistical Release H.15[519] http://www.federalreserve.gov/releases/H15/) whose terms most closely match the Remaining Scheduled Term, and (ii) the present value of the stream of monthly principal and interest payments due under this Note from the date of such prepayment through the scheduled Maturity Date, calculated using the interpolated yield of the two U.S. Dollar Interest Rate Swaps whose terms most closely match the originally scheduled term of this Note.

The foregoing prepayment fee and prepayment premium, as applicable, shall be due and payable regardless of whether such prepayment is the result of a voluntary prepayment by Borrower or as a result of Lender declaring the unpaid principal balance of this Note, accrued interest and all other sums due under this Note, the Mortgage and the other Loan Documents and any Other Agreements, due and payable as contemplated below; provided, however, the prohibition on a partial prepayment and the prepayment fee and prepayment premium, as applicable, shall not be applicable with respect to a prepayment of this Note in connection with an application of condemnation proceeds as contemplated by the Mortgage or as contemplated by the Loan Agreement as a result of a breach and subsequent cure by Borrower of the Fixed Charge Coverage Ratio required by the Loan Agreement.

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Wilmington, North Carolina

Upon execution of this Note, Borrower shall authorize Lender to establish arrangements whereby all payments of principal and interest hereunder are transferred by Automated Clearing House Debit initiated by Lender directly from an account at a U.S. bank in the name of Borrower to such account as Lender may designate or as Lender may otherwise designate. Each payment of principal and interest hereunder shall be applied first toward any past due payments under this Note (including payment of all Costs (as herein defined), then to accrued interest, and the balance, after the payment of such accrued interest, if any, shall be applied to the unpaid principal balance of this Note; provided, however, each payment hereunder after an Event of Default has occurred shall be applied as Lender in its sole discretion may determine.

This Note is secured by the Mortgage and the other Loan Documents. Upon the occurrence of an Event of Default, Lender may declare the entire unpaid principal balance of this Note, accrued interest, if any, and all other sums due under this Note and any Loan Documents or Other Agreements due and payable at once without notice to Borrower. All past-due principal and/or interest shall bear interest from the due date to the date of actual payment at the lesser of the highest rate for which the undersigned may legally contract or the rate of 14% per annum (the “Default Rate”), and such Default Rate shall continue to apply following a judgment in favor of Lender under this Note. If Borrower fails to make any payment or installment due under this Note within five days of its due date, Borrower shall pay to Lender, in addition to any other sum due Lender under this Note or any other Loan Document, a late charge equal to 5% of such past-due payment or installment (the “Late Charge”), which Late Charge is a reasonable estimate of the loss that may be sustained by Lender due to the failure of Borrower to make timely payments. All payments of principal and interest due hereunder shall be made (i) without deduction of any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by Borrower, and (ii) without any other right of abatement, reduction, setoff, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required by this Note.

No delay or omission on the part of Lender in exercising any remedy, right or option under this Note shall operate as a waiver of such remedy, right or option. In any event, a waiver on any one occasion shall not be construed as a waiver or bar to any such remedy, right or option on a future occasion. Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, notice of intent to accelerate, notice of acceleration and all other notices or demands in connection with delivery, acceptance, performance, default or endorsement of this Note. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Note shall be given in accordance with the notice provisions in the Loan Agreement. Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, Borrower shall pay, in addition to the principal and interest due and payable hereon, all costs of collecting or attempting to collect this Note (the “Costs”), including reasonable attorneys’ fees and expenses of Lender (including those fees and expenses incurred in connection with any appeal) and court costs whether or not a judicial action is commenced by Lender. This Note may not be amended or modified except by a written agreement duly executed by the party against whom enforcement of this Note is sought. In the event that any one or more of the provisions contained in this Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such provision had never been contained herein or therein. Time is of the essence in the performance of each and every obligation under this Note.

Notwithstanding anything to the contrary contained in any of the Loan Documents, the obligations of Borrower to Lender under this Note and any other Loan Documents are subject to the limitation that payments of interest and late charges to Lender shall not be required to the extent that receipt of any such payment by Lender would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by Lender. The portion of any such payment received by Lender that is in excess of the maximum interest permitted by such provisions of law shall be credited to

Contract No. 28176

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Wilmington, North Carolina

the principal balance of this Note or if such excess portion exceeds the outstanding principal balance of this Note, then such excess portion shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of this Note (including, without limitation, the period of any renewal or extension thereof) so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

This obligation shall bind Borrower and its successors and assigns, and the benefits hereof shall inure to Lender and its successors and assigns.

IN WITNESS WHEREOF, Borrower has executed and delivered this Note effective as of the date first set forth above.

BORROWER:

JAMESON INNS FINANCING 02, LP, a Georgia limited partnership

By its General Partner,
Jameson Inns, Inc., a Georgia corporation

By:	/s/ Steven A. Curlee
Steven A. Curlee, Vice President-Legal

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT, dated as of August 24, 2005 (the “Agreement”), is made by JAMESON INNS FINANCING 02, LP, a limited partnership (“Borrower”), in favor of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation (“Lender”).

AGREEMENT

In consideration of the mutual covenants and provisions of this Agreement, the parties agree as follows:

1. Definitions. Initially capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in that certain Loan Agreement dated as of the date of this Agreement between Borrower and Lender, as the same may be amended from time to time (the “Loan Agreement”). In addition, the following terms shall have the following meanings for all purposes of this Agreement:

“Environmental Condition” means any condition with respect to soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising or surrounding the Premises, whether or not yet discovered, which would reasonably be expected to or does result in any damage, loss, cost, expense, claim, demand, order or liability to or against any of the Borrower Parties or Lender by any third party (including, without limitation, any Governmental Authority), including, without limitation, any condition resulting from the operation of business at the Premises and/or the operation of the business of any other property owner or operator in the vicinity of the Premises and/or any activity or operation formerly conducted by any person or entity on or off the Premises.

“Environmental Laws” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, orders, injunctions and decrees of Governmental Authorities and common law, relating to Hazardous Materials and/or the protection of human health or the environment by reason of a Release or a Threatened Release of Hazardous Materials or relating to liability for or costs of Remediation or prevention of Releases. “Environmental Laws” includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations, rulings, orders or decrees promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations, orders, injunctions and decrees of Governmental Authorities: the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq.; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tank systems), 42 U.S.C. §§ 6901 et seq.; the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 7401 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; the Endangered Species Act, 16 U.S.C. §§ 1531 et seq. and the National Environmental Policy Act, 42 U.S.C. § 4321 et seq. “Environmental Laws” also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations, orders, injunctions and decrees of Governmental Authorities and common law: conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of the property; requiring notification or disclosure of Releases or other environmental condition of the Premises to any Governmental Authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements relating to Hazardous Materials in connection with permits or other authorizations required by Governmental Authorities; relating to the handling and disposal of Hazardous Materials; relating to nuisance, trespass or other causes of action related to Hazardous Materials; and relating to wrongful death, personal injury, or property or other damage in connection with the physical condition or use of the Premises by reason of the presence of Hazardous Materials in, on, under or above the Premises.

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“Environmental Liens” has the meaning set forth in Section 2(i).

“Governmental Authority” means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority having jurisdiction or supervisory or regulatory authority over the Premises or any of the Borrower Parties.

“Hazardous Materials” means (a) any toxic substance or hazardous waste, substance, solid waste or related material, or any pollutant or contaminant; (b) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment containing dielectric fluid having levels of polychlorinated biphenyls in excess of applicable standards established by any Governmental Authority, any petroleum product or additive, any petroleum-based substances or any similar terms described or defined in any Environmental Laws applicable to or regulating below or above ground tanks and associated piping systems used in connection with the storage, dispensing and general use of petroleum and petroleum-based substances, or any Toxic Mold; (c) any substance, gas, material or chemical which is now or hereafter defined as or included in the definition of “hazardous substances,” “toxic substances,” “hazardous materials,” “hazardous wastes,” “regulated substances” or words of similar import under any Environmental Laws; and (d) any other chemical, material, gas or substance the exposure to or release of which is prohibited, limited or regulated by any Governmental Authority that asserts or may assert jurisdiction over the Premises or the operations or activity at the Premises, or any chemical, material, gas or substance that does or is reasonably likely to pose a hazard to the health and/or safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises.

“Indemnified Parties” means Lender, the trustee under the Mortgage, if applicable, and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by any of the Mortgage is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, investors or prospective investors in any Securitization, Participation or Transfer, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefits of third parties), as well as the respective directors, officers, shareholders, partners, members, employees, lenders, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Premises, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business).

“Indemnity Agreements” means all indemnity agreements executed for the benefit of any of the Borrower Parties, or any current lessee or occupant of the Premises or any prior owner, lessee or occupant of the Premises in connection with Hazardous Materials, including, without limitation, the right to receive payments under such indemnity agreements.

“Permitted Amounts” means, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms the presence, use, storage, release or handling of which does not constitute a violation of any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar businesses located in the state in which the Premises is located.

“Premises” means the parcel or parcels of real property described on the attached Exhibit A, together with all rights, privileges and appurtenances therewith and all buildings, fixtures, tangible personal property (including, without limitation, equipment) and other improvements now or hereafter located on such real estate (whether or not affixed to the real estate).

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5102 Dunlea Court

Wilmington, North Carolina

“Questionnaire” means the environmental questionnaire completed on behalf of the Borrower Parties with respect to the Premises.

“Release” means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

“Remediation” means any response, remedial, removal, or corrective action, any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials required by any Environmental Law or any Governmental Authority, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials, including, without limitation, all acts necessary to clean and disinfect any portions of the Premises affected by Toxic Mold and to eliminate the sources of Toxic Mold in or on the Premises, including, without limitation, providing any necessary moisture and control systems at the Premises.

“Threatened Release” means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding the Premises which may result from such Release.

“Toxic Mold” means any toxic mold or fungus of a type which would pose a risk to human health or the environment or would negatively impact the value of the Premises.

2. Representations and Warranties. Borrower represents and warrants to Lender, which representations and warranties shall survive the execution and delivery of this Agreement, that, except as disclosed in the Questionnaire: (a) neither the Premises nor any of the Borrower Entities are in violation of, or subject to, any pending or, to Borrower’s actual knowledge, threatened investigation or inquiry by any Governmental Authority or to any remedial obligations under any Environmental Laws, and this representation and warranty would continue to be true and correct following disclosure to the applicable Governmental Authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Premises; (b) all permits, licenses or similar authorizations required to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of the Premises by reason of any Environmental Laws have been obtained; (c) no Hazardous Materials have been used, handled, manufactured, generated, produced, stored, treated, processed, transferred, disposed of or otherwise Released in, on, under, from or about the Premises, except in Permitted Amounts; (d) the Premises does not contain Hazardous Materials, except in Permitted Amounts; (e) there is no threat of any Release migrating to the Premises in excess of Permitted Amounts; (f) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Premises; (g) none of the Borrower Parties has received any written or oral notice or other communication from any person or entity (including but not limited to a Governmental Authority) relating to Hazardous Materials or Remediation thereof in excess of Permitted Amounts, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Premises, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; (h) all information known to any of the Borrower Parties or contained in the files of any of the Borrower Parties relating to any Environmental Condition, Releases of Hazardous Materials in, on, under or from the Premises, other than in Permitted Amounts, has been provided to Lender, including, without limitation, information relating to all prior Remediation; (i) the Premises has been kept free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law (the “Environmental Liens”); and none of the Borrower Parties has allowed any tenant or other user of the Premises to do any act that materially

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GE No. 8004-2212

5102 Dunlea Court

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increased the dangers to human health or the environment, posed an unreasonable risk of harm to any person or entity (whether on or off the Premises), impaired the value of the Premises in any material respect, is contrary to any requirement of any insurer, constituted a public or private nuisance, constituted waste, or violated any covenant, condition, agreement or easement applicable to the Premises; and (j) the information and disclosures in the Questionnaire are true, correct and complete in all material respects, and the person or persons executing the Questionnaire were duly authorized to do so.

3. Covenants. Borrower covenants to Lender from and after the execution and delivery of this Agreement and until all of the Obligations are satisfied in full, as follows: (a) the Premises, the Borrower Parties and any other operator or user of the Premises shall not be in violation of or subject to any investigation or inquiry by any Governmental Authority or subject to any Remediation obligations under any Environmental Laws; (b) all uses and operations on or of the Premises, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (c) there shall be no Releases or Hazardous Materials in, on, under or from the Premises, except in Permitted Amounts; (d) Borrower shall keep the Premises, or cause the Premises to be kept, free and clear of all Environmental Liens; and (e) Borrower shall not do or allow any tenant or other user of the Premises to do any act that (i) materially increases the dangers to human health or the environment, (ii) poses an unreasonable risk of harm to any person or entity (whether on or off the Premises), (iii) impairs or is reasonably likely to impair the value of the Premises, (iv) is contrary to any requirement of any insurer, (v) constitutes a public or private nuisance or constitutes waste, or (vi) violates any covenant, condition, agreement or easement applicable to the Premises.

4. Notification Requirements. Borrower shall immediately notify Lender in writing upon Borrower obtaining actual knowledge of: (a) any presence of Releases or Threatened Releases in, on, under, from or migrating towards the Premises, in excess of Permitted Amounts, including, without limitation, the presence on or under the Premises, or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials, apparent or real, in excess of Permitted Amounts; (b) any non-compliance with any Environmental Laws related in any way to the Premises; (c) any Environmental Lien or any act or omission which would reasonably be expected to result in the imposition of an Environmental Lien; (d) any required or proposed Remediation of environmental conditions relating to the Premises, including, without limitation, any and all enforcement, clean-up, remedial, removal or other governmental or regulatory actions threatened, instituted or completed pursuant to any of the Environmental Laws affecting the Premises; (e) any written or oral notice or other communication of which any of the Borrower Parties becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Premises, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement; or (f) any investigation or inquiry initiated by any Governmental Authority relating to the Environmental Condition of the Premises.

5. Inspections. Borrower shall, at its sole cost and expense: (a) perform any environmental site assessment or other investigation of environmental conditions in connection with the Premises as may be reasonably requested by Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender, and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; and (b) have the Premises inspected as may be required by any Environmental Laws for seepage, spillage and other environmental concerns. Borrower shall provide Lender with written certified results of all inspections performed on the Premises. All costs and expenses associated with the inspection, preparation and certification of results, as well as those associated with any corrective action, shall be paid by Borrower. All inspections and tests performed on the Premises shall be conducted in compliance with all Environmental Laws.

6. Remediation; Releases. (a) Borrower shall, at its sole cost and expense, and without limiting the rights of Lender under any other provision of this Agreement, including, without limitation,

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Wilmington, North Carolina

Section 6(b), comply with all reasonable written requests of Lender to: (1) reasonably effectuate Remediation of any condition (including but not limited to a Release) in, on, under or from the Premises; (2) comply with any Environmental Law; (3) comply with any directive from any Governmental Authority; and (4) take any other reasonable action necessary or appropriate for protection of human health or the environment.

(b) Upon any Release, Borrower shall immediately remedy such situation in accordance with all Environmental Laws and any request of Lender. Should Borrower fail to remedy or cause the remedy of such situation in accordance with all Environmental Laws, Lender shall be permitted to take such actions in its sole discretion to remedy such situation and any costs and expenses incurred in connection therewith will be paid by Borrower.

7. Actions by Lender. Lender, and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a Governmental Authority, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Premises during normal business hours or at any time in the event of an emergency (including without limitation in connection with any Securitization, Participation or Transfer contemplated by the Loan Agreement or in connection with the exercise of any remedies set forth in the Mortgage or the other Loan Documents) to assess any and all aspects of the environmental condition of the Premises and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender’s sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender. Any such assessment and investigation shall be at Borrower’s sole cost and expense if, at the time Lender undertakes such assessment or investigation, Lender has a reasonable basis for believing that a Release has occurred at the Premises in excess of Permitted Amounts or if an Event of Default has occurred and is continuing. Otherwise, any such assessment and investigation shall be at Lender’s sole cost and expense.

8. Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties for, from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys’ fees, court costs and other costs of defense) (collectively, “Losses”) (excluding Losses suffered by an Indemnified Party directly arising out of such Indemnified Party’s gross negligence or willful misconduct; provided, however, that the term “gross negligence” shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of Borrower’s interest in the Premises or Borrower’s failure to act in respect of matters which are or were the obligation of Borrower under the Loan Documents) and costs of Remediation (whether or not performed voluntarily), engineers’ fees, environmental consultants’ fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any presence of any Hazardous Materials in, on, above, or under the Premises; (ii) any past, present Release or Threatened Release in, on, above, under or from the Premises; (iii) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Premises of any Hazardous Materials at any time located in, under, on or above the Premises; (iv) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises in connection with any actual or proposed Remediation of any Hazardous Materials at any time located in, under, on or above the Premises, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (v) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any

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Environmental Law) in connection with the Premises or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises to comply with any order of any Governmental Authority in connection with any Environmental Laws; (vi) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Premises; (vii) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (viii) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Premises, including but not limited to costs to investigate and assess such injury, destruction or loss; (ix) any acts of Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials owned or possessed by Borrower, any person or entity affiliated with Borrower or any tenant or other user, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (x) any acts of Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises, in accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Premises, from which there is a Release, or a Threatened Release of any Hazardous Materials which causes the incurrence of costs for Remediation; (xi) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Premises; or (xii) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement.

9. Release; Reliance. Borrower fully and completely releases, waives and covenants not to assert any claims, liabilities, actions, defenses, challenges, contests or other opposition against Lender, however characterized, known or unknown, foreseen or unforeseen, now existing or arising in the future, relating to this Agreement and any Hazardous Materials, Releases and/or Remediation on, at or affecting the Premises.

10. Indemnity Agreements. Borrower hereby grants to Lender a security interest in all Indemnity Agreements, including, without limitation, the right to receive payments under the Indemnity Agreements. Upon the occurrence of an Event of Default, (i) Lender may exercise any or all of the remedies available to it under all applicable laws, including, without limitation, all applicable provisions of the Uniform Commercial Code, with respect to the Indemnity Agreements, and (ii) Lender shall have the immediate right to exercise all of Borrower’s rights and remedies under the Indemnity Agreements, including, without limitation, making demands and claims and receiving payments under the Indemnity Agreements. Borrower hereby grants Lender a power of attorney (which grant shall be deemed irrevocable and coupled with an interest) to exercise such rights and remedies.

11. Miscellaneous. (a) The obligations of Borrower and the rights and remedies of Lender set forth in this Agreement are independent from those of Borrower pursuant to the Loan Agreement, the Mortgage, the Note and the other Loan Documents, and shall survive the repayment of the Loan, the termination, expiration and/or release of the Loan Agreement, the Note, the Mortgage and the other Loan Documents and/or the judicial or nonjudicial foreclosure of the Mortgage by Lender or the delivery of a deed-in-lieu of foreclosure by Borrower to Lender. In the event any of the terms and provisions of this Agreement are in conflict with the terms and conditions of any other Loan Document, the terms and conditions of this Agreement shall control as to such conflict.

(b) Borrower acknowledges that this Agreement was substantially negotiated by Lender in the State of Arizona and delivered by Borrower in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and Borrower consents that it may be served with any process or paper by registered mail or by personal service within or without the

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State of Arizona in accordance with applicable law. Furthermore, Borrower waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona, without regard to its principles of conflicts of law. To the extent that a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions hereof, then, as to those provisions only, the law of the state where the applicable Premises is located shall be deemed to apply. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state where the Premises is located to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement.

(c) LENDER, BY ACCEPTING THIS AGREEMENT, AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF LENDER AND BORROWER, BORROWER’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER’S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER’S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY BORROWER AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

(d) The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel; provided, however, Borrower’s right to assign this Agreement shall be limited as set forth in the Loan Agreement. Time is of the essence in the performance of each and every obligation under this Agreement. This Agreement may not be modified except by an instrument in writing executed by Borrower and Lender and no requirement hereof may be waived at any time except by a writing signed by the party against whom such waiver is sought to be enforced, nor shall any waiver be deemed a waiver of any subsequent breach or default. The headings appearing in this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Agreement. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement shall be given in accordance with the notice provisions of the Loan Agreement.

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GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

BORROWER:

JAMESON INNS FINANCING 02, LP, a Georgia limited partnership

By its General Partner,
Jameson Inns, Inc., a Georgia corporation

By:	/s/ Steven A. Curlee
Steven A. Curlee, Vice President-Legal

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

STATE OF GEORGIA	)
	)	SS.
COUNTY OF DEKALB	)

The foregoing instrument was acknowledged before me on August     , 2005 by Steven A. Curlee, Vice President-Legal of Jameson Inns, Inc., a Georgia corporation, General Partner of JAMESON INNS FINANCING 02, LP, Georgia limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

EXHIBIT A

PREMISES

Being all of Lot 2, Phase One, of New Centre Drive Commercial Park, as the same is shown on a map thereof titled “New Centre Drive Commercial Park Phase One and Public Street Dedication” recorded in Map Book 39, Page 129, in the Office of the Register of Deeds of New Hanover County, North Carolina, reference to which said map is hereby made for a more particular description.

TOGETHER WITH a non-exclusive perpetual right-of-way, and easement for ingress, egress, and regress over, across the through Dunlea Court as the same is shown on the map titled “New Centre Drive Commercial Park Phase One and Public Street Dedication” recorded in Map Book 39, Page 129, in the Office of the Register of Deeds of New Hanover County, North Carolina, reference to which said map is

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

UNDERTAKING AGREEMENT

THIS UNDERTAKING AGREEMENT (this “Agreement”) is made as of August 24, 2005, by and between GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation (“GE Capital”), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, and JAMESON INNS FINANCING 02, LP, a Georgia limited partnership, whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30346 (“Debtor”).

PRELIMINARY STATEMENT

Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in that certain Loan Agreement dated as of the date of this Agreement between GE Capital and Debtor (the “Loan Agreement”). Concurrent with the execution of this Agreement, GE Capital and Debtor entered into the Loan Agreement pursuant to which GE Capital will make the Loan to Debtor, which Loan will be secured in part by the Mortgage. GE Capital’s obligation to make the Loan is subject to receipt of a zoning letter in accordance with GE Capital’s requirements (the foregoing item is referred to hereafter as the “Necessary Documents”). As of the date of this Agreement, the Necessary Documents have not been delivered to GE Capital.

GE Capital has agreed to make the Loan prior the delivery of the Necessary Documents and prior to compliance with the Necessary Documents, and in consideration for GE Capital making the Loan prior to the delivery of and compliance with the Necessary Documents, Debtor has agreed to execute and deliver this Agreement.

AGREEMENT

1. Necessary Documents, Satisfaction of Condition; Event of Default. The Debtor shall have thirty (30) days from the date of this Agreement to deliver the Necessary Documents to GE Capital, which Necessary Documents must be to GE Capital’s sole satisfaction. If the Necessary Documents are not delivered to GE Capital by or on the date which is thirty (30) days from the date of this Agreement and are not satisfactory to GE Capital, then GE Capital shall have the right, but not the obligation, to immediately accelerate and declare due and payable the principal and accrued but unpaid interest under the Note and the Loan Documents (the “Obligations”). If GE Capital accelerates such Obligations and such Obligations are not paid in full within 10 days after GE Capital’s delivery to Debtor of a notice of acceleration of such Obligations, an Event of Default shall be deemed to have occurred under the Loan Documents and GE Capital shall be entitled to exercise all of its rights and remedies under all of the Loan Documents.

2. Indemnification. Debtor shall indemnify and hold harmless GE Capital and its shareholders, directors, officers, employees, affiliates, lenders, trustees, successors and assigns (the “Indemnified Parties”), from and against any and all claims, demands, fines, assessments, causes of action, suits, proceedings, liabilities, damages (including consequential and punitive damages), losses, out-of-pocket costs and expenses, including, without limitation, the reasonable attorneys’ fees and expenses, which are incurred by the Indemnified Parties relating to or arising out of the delivery of the Necessary Documents.

3. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties at the addresses set forth above.

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4. Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

5. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

6. Other Documents. Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Agreement.

7. Entire Agreement. This Agreement and the Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Debtor and GE Capital with respect to the subject matter of this Agreement.

8. Forum Selection; Jurisdiction; Venue; Choice of Law. Debtor acknowledges that this Agreement was signed by GE Capital in the State of Arizona and delivered by Debtor in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and Debtor consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Debtor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona. To the extent that a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions hereof, then, as to those provisions only, the law of the State where the Premises are located shall be deemed to apply. Nothing in this Section shall limit or restrict the right of GE Capital to commence any proceeding in the federal or state courts located in the state in which the Premises is located to the extent GE Capital deems such proceeding necessary or advisable to exercise remedies available under this Agreement.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of GE Capital and Debtor and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel.

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IN WITNESS WHEREOF, GE Capital and Debtor have entered into this Agreement as of the date first above written.

GE CAPITAL:

GE CAPITAL FRANCHISE FINANCE
CORPORATION, a Delaware corporation

By

Printed Name

Its

DEBTOR:

JAMESON INNS FINANCING 02, LP, a Georgia limited partnership

By its General Partner,
Jameson Inns, Inc.,
A Georgia corporation

By:	/s/ Steven A. Curlee
Steven A. Curlee, Vice President-Legal

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

STATE OF ARIZONA	)
	)	SS.
COUNTY OF MARICOPA	)

The foregoing instrument was acknowledged before me on August     , 2005 by                             ,                              of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission Expires:

STATE OF GEORGIA	)
	)	SS.
COUNTY OF DEKALB	)

The foregoing instrument was acknowledged before me on August __, 2005 by Steven A. Curlee, Vice President-Legal of Jameson Inns, Inc., a Georgia corporation, General Partner of JAMESON INNS FINANCING 02, LP, Georgia limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina

UNCONDITIONAL GUARANTY

OF PAYMENT AND PERFORMANCE

THIS UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this “Guaranty”) is made as of August 24, 2005, by JAMESON INNS, INC., a Georgia corporation (“Guarantor”), for the benefit of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation (“Lender”).

1. For valuable consideration, the receipt of which is hereby acknowledged, Guarantor, jointly and severally, unconditionally, absolutely and irrevocably guarantee and promise to pay to Lender, or order, any and all amounts, including, without limitation, principal and interest, taxes, insurance premiums, impounds, reimbursements, late charges, default interest, damages, indemnity obligations and all other amounts, costs, fees, expenses and charges of any kind or type whatsoever, which may or at any time be due to Lender pursuant to the following agreements (collectively, the “Documents”):

A. Loan Agreement (the “Loan Agreement”), dated as of the date hereof, between Lender and JAMESON INNS FINANCING 02, LP, a Georgia limited partnership (“Borrower”) pertaining to that certain loan (the “Loan”) secured by Borrower’s interest in certain land and improvements as described therein (the “Premises”).

B. Promissory Note, dated as of the date hereof, executed by Borrower and payable to Lender in the amount of $1,690,000, evidencing the Loan (the “Note”);

C. Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (the “Mortgage”), dated as of the date hereof, executed by Borrower for the benefit of Lender, providing a lien upon and security interest in the Premises as security for the Note;

D. Environmental Indemnity Agreement, dated as of the date hereof, executed by Borrower for the benefit of Lender;

E. Any other document, agreement, instrument or certificate contemplated by any of the foregoing agreements, or any other documents, agreements, instruments or certificates now or hereafter entered into between Lender and Borrower with respect to the Loan; and

F. Any amendment of the foregoing documents, agreements, instruments or certificates now or hereafter entered into between Lender and Borrower.

2. Guarantor also unconditionally guarantees the truthfulness and accuracy of all representations, warranties and certifications of Borrower, the satisfaction of all conditions by Borrower and the full and timely performance of all obligations to be performed by Borrower, under or pursuant to the Documents (the matters which are guaranteed pursuant to Sections 1 and 2 are hereinafter collectively referred to as the “Obligations”). The obligations of Guarantor under this Guaranty are primary, joint and several and independent of the obligations of Borrower, and a separate action or actions may be brought and executed against any one or more of the Guarantor, whether or not such action is brought against Borrower and whether or not Borrower be joined in such action or actions.

3. This is an absolute and unconditional guaranty of payment and performance and not of collection and Guarantor unconditionally (a) waives any requirement that Lender first make demand upon, or seek to enforce or exhaust remedies against, Borrower or any other person or entity (including any other Guarantor) or any of the collateral or property of Borrower or such other person or entity before demanding payment from, or seeking to enforce this Guaranty against, such Guarantor; (b) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of Ariz. Rev. Stat. §§ 12-1641 and §§ 12-1642 et seq., 44-141, 44-142 or 47-3605, Arizona Rules of Civil Procedure Rule 17(f), or any other Arizona statutes or rules (including any statutes or rules

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amending, supplementing or supplanting same) which might operate, contrary to Guarantor’s agreements in this Guaranty, to limit Guarantor’s liability under, or the enforcement of, this Guaranty; (c) waives the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed, against any person or entity obligated for the payment of the Obligations, after any foreclosure or trustee’s sale of any collateral securing payment of the Obligations, including without limitation, the benefits, if any, of Ariz. Rev. Stat. §§ 33-814; (d) covenants that this Guaranty will not be discharged until all of the Obligations are fully satisfied; and (e) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of any of the Documents, or any limitation of the liability of Borrower or Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

4. This Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of the following with respect to the Documents, all without notice to, or the further consent of, any Guarantor: (a) the waiver by Lender of the observance or performance by Borrower, Guarantor or any one or more of them of any of the obligations, undertakings, conditions or other provisions contained in any of the Documents, except to the extent of such waiver; (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under the Documents; (c) the modification or amendment (whether material or otherwise) of any of the obligations of Borrower under, or any other provisions of, any of the Documents, except to the extent of such modification or amendment; (d) the taking or the omission of any of the actions referred to in any of the Documents (including, without limitation, the giving of any consent referred to therein); (e) any failure, omission, delay or lack on the part of Lender to enforce, assert or exercise any provision of the Documents, including any right, power or remedy conferred on Lender in any of the Documents or any action on the part of Lender granting indulgence or extension in any form; (f) the assignment to or assumption by any third party of any or all of the rights or obligations of Borrower under all or any of the Documents; (g) the release or discharge of Borrower from the performance or observance of any obligation, undertaking or condition to be performed by Borrower under any of the Documents by operation of law, including any rejection or disaffirmance of any of the Documents in any bankruptcy or similar proceedings; (h) the receipt and acceptance by Lender or any other person or entity of notes, checks or other instruments for the payment of money and extensions and renewals thereof; (i) any action, inaction or election of remedies by Lender which results in any impairment or destruction of any subrogation, indemnity, reimbursement or contribution rights of Guarantor, or any rights of Guarantor to proceed against any other person or entity for reimbursement; (j) any setoff, defense, counterclaim, abatement, recoupment, reduction, change in law or any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Arizona, the state in which the Premises is located or any other jurisdiction; and (k) the termination or renewal of any of the Obligations or any other provision thereof.

5. Guarantor represents and warrants to Lender that: (a) neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor, which conflict, breach, default, lien, charge or encumbrance could result in a material adverse change in the financial condition of Guarantor; (b) no further consents, approvals or authorizations are required for the execution and delivery of this Guaranty by Guarantor or for Guarantor’s compliance with the terms and provisions of this Guaranty; (c) this Guaranty is the legal, valid and binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and subject to general principles of equity; (d) Guarantor has the full power, authority, capacity and legal right to execute and deliver this Guaranty, and, to the extent Guarantor is a corporation, partnership, limited liability company or other form of entity, the parties executing this

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Guaranty on behalf of Guarantor are fully authorized and directed to execute the same to bind Guarantor; (e) Guarantor is not a “foreign individual,” “foreign corporation,” “foreign partnership,” “foreign limited liability company,” “foreign trust,” or “foreign estate,” as those terms are defined in the U.S. Internal Revenue Code and the regulations promulgated thereunder; Guarantor’s Social Security Number or Federal Tax Identification Number is accurately set forth herein next to the signature of Guarantor; (f) Guarantor has delivered to Lender either audited financial statements or, if Guarantor does not have audited financial statements, certified financial statements; such financial statements and other information relating to Guarantor heretofore delivered to Lender are true, correct and complete in all material respects as of the date of this Guaranty; Guarantor understands that Lender is relying upon such information, and Guarantor represents that such reliance is reasonable; and the financial statements of Guarantor delivered by Borrower to Lender pursuant to the Loan Agreement have been prepared in accordance with generally accepted accounting principles in the United States consistently applied and accurately reflect, as of the date of this Guaranty, the financial condition of Guarantor; (f) during the term of this Guaranty, Guarantor will not transfer or dispose of any material part of its assets except in the ordinary course of business for full and fair consideration and reasonably equivalent value; furthermore, Guarantor will furnish Lender annually, within ninety (90) days after the close of each calendar year, a financial statement consisting of a balance sheet and such other financial information as Lender may reasonably request; and (g) the Documents are conclusively presumed to have been signed in reliance on this Guaranty and the assumption by Guarantor of its obligations under this Guaranty results in direct financial benefit to Guarantor.

6. This Guaranty shall commence upon execution and delivery of any of the Documents and shall continue in full force and effect until all of the Obligations are duly, finally and permanently paid, performed and discharged and are not subject to any right of reborrowing or extension by Borrower, and Lender gives Guarantor written notice of the full and final satisfaction of the Obligations. The Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Borrower to Lender are no longer subject to any right on the part of any person whomsoever, including but not limited to Borrower, Borrower as a debtor-in-possession and/or any trustee in bankruptcy, to disgorge such payments or seek to recoup the amount of such payments or any part thereof. This Guaranty shall remain in full force and effect and continue to be effective in the event that (i) any petition is filed by or against Borrower or any Guarantor for liquidation or reorganization, including, without limitation, under Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq. (the “Code”), (ii) Borrower or any Guarantor becomes insolvent or makes an assignment for the benefit of creditors or (iii) a receiver or trustee is appointed for all or any significant part of Borrower’s or such Guarantor’s assets. This Guaranty shall continue to be effective or be reinstated, as applicable, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a “voidable preference”, “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made. In the event that any payment of the Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid to Lender and not so rescinded, reduced, restored or returned.

7. Guarantor shall neither have any right of subrogation, indemnity or reimbursement nor hold any other claim against Borrower, and does hereby release Borrower from any and all claims by Guarantor now or hereafter arising against Borrower. Furthermore, Guarantor hereby unconditionally and irrevocably waives (a) any right to participate in any security now or hereafter held by Lender or in any claim or remedy of Lender or any other person against Borrower with respect to the Obligations, (b) any statute of limitations affecting Guarantor’s liability hereunder, (c) all principles and provisions of law which conflict with the terms of this Guaranty and (d) diligence, presentment, protest, demand for performance, notice of nonperformance, notice of intent to accelerate, notice of acceleration, notice of protest, notice of dishonor, notice of execution of any Documents, notice of extension, renewal, alteration or amendment, notice of acceptance of this Guaranty, notice of defaults under any of the Documents and all other notices whatsoever.

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5102 Dunlea Court

Wilmington, North Carolina

8. Notwithstanding the preceding Section 7, in the event that Guarantor shall have any claims against Borrower, any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Lender. Any such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, except to the extent so paid over to Lender.

9. It is not necessary for Lender to inquire into the powers of Borrower or its officers, directors, partners or agents acting or purporting to act on its behalf, and Guarantor shall be liable for the Obligations in accordance with their terms notwithstanding any lack of authorization or defect in execution or delivery by Borrower.

10. In addition to the amounts guaranteed under this Guaranty, Guarantor agrees to pay (i) all of Lender’s attorneys’ fees and other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty and (ii) interest (including postpetition interest to the extent a petition is filed by or against Borrower under the Code) at the Default Rate (as defined in the Note) on any Obligations not paid when due. Guarantor hereby agrees to indemnify and hold harmless Lender for, from and against any loss, cause of action, claim, cost, expense or fee, including but not limited to attorney’s fees and court costs, suffered or occasioned by (1) the failure of Borrower to satisfy its obligations under the Documents, or (2) any disclosures of information, financial or otherwise, (x) made by Lender or Lender’s employees, officers, agents and designees to any third-party as contemplated by the Loan Agreement, or (y) obtained from any credit reporting agency with respect to Guarantor, Borrower, any other guarantor of the Loan, any Affiliate (as defined in the Loan Agreement) of Borrower, any of the other Borrower Parties (as defined in the Loan Agreement) or any operator or lessee of the Premises. The agreement to indemnify Lender contained in this paragraph shall be enforceable notwithstanding the invalidity or unenforceability of the Documents or any of them or the invalidity or unenforceability of any other paragraph contained in this Guaranty. All moneys available to Lender for application in payment or reduction of the liabilities of Borrower under the Documents may be applied by Lender to the payment or reduction of such liabilities of Borrower, in such manner, in such amounts and at such time or times as Lender may elect.

11. All notices, demands, requests, consents, approvals or other instruments required or permitted to be given pursuant to this Guaranty shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next Business Day (as defined in the Loan Agreement), if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the addresses (or facsimile numbers, as applicable) specified below: if to Guarantor: JAMESON INNS, INC., Attn: Craig R. Kitchin, 8 Perimeter Center East, Suite 8050 Atlanta, Georgia 30346, Telephone: 770-481-0305, Telecopy: 770-901-9020; and if to Lender: 17207 N. Perimeter Drive, Scottsdale, AZ 85255, Attention: Collateral Management, Telephone: 480-585-4500, Telecopy: 480-585-2225, or to such other address or such other person as either Guarantor or Lender may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

12. This Guaranty is delivered in the State of Arizona, and it is the intent of Guarantor and Lender that this Guaranty shall be deemed to be a contract made under and governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. For purposes of any action or proceeding involving this Guaranty, Guarantor submits to the jurisdiction of all federal and state courts located in the State of Arizona and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Guarantor waives and agrees not to assert in any such action, suit or proceeding that

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Wilmington, North Carolina

it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. Nothing contained in this section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state in which the Premises is located and/or where Guarantor resides or maintains its chief executive offices, as applicable, to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under the Documents.

13. (a) Guarantor intends that the business relationship created between Borrower and Lender by the Loan Agreement, the Note, the Mortgage and the other Documents is solely that of creditor and Borrower and has been entered into by such parties in reliance upon the economic and legal bargains contained in the Documents. Furthermore, Guarantor shall support the intent of Guarantor, Borrower and Lender that the Loan, the Note and the Mortgage do not create a joint venture, partnership, trust, trust agreement or the like, if, and to the extent that, any challenge occurs, and Guarantor shall not assert that the Loan, the Note or the Mortgage creates a joint venture, partnership, trust, trust agreement or the like. Guarantor acknowledges that Lender did not prepare or assist in the preparation of any of the projected financial figures used by Borrower in analyzing the economic viability and feasibility of the transactions contemplated by the Loan Agreement. Furthermore, Guarantor acknowledges that Borrower has not relied upon, nor may it hereafter rely upon, the analysis undertaken by Lender in determining the amount of the Loan and that such analysis will not be made available to Borrower.

(b) Guarantor authorizes Lender and its employees, officers, agents, representatives and designees to:

(i) distribute to, or publish for the use by, any third-parties for statistical analysis purposes the unit-level or corporate level operating results for the Premises, Guarantor, Borrower, any Affiliate of Borrower, any of the other Borrower Parties or any operator or lessee of the Premises prepared by Lender from financial statements obtained from Borrower; and

(ii) obtain personal credit reports, business credit reports or asset reports, as applicable, with respect to Guarantor, Borrower, any other guarantor of the Loan, any Affiliate of Borrower, any of the other Borrower Parties or any operator or lessee of the Premises.

14. All of Lender’s rights and remedies under the Documents and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others. If under applicable law, Lender proceeds to realize benefits under any Document granting Lender a lien upon any collateral pledged under such Document, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against Borrower or any pledgor, whether because of any applicable laws pertaining to “election of remedies” or the like, Guarantor hereby consents to such action by Lender and waives any claim upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation which Guarantor might otherwise have had but for such action by Lender. Any election of remedies which results in the denial or impairment of the right of Lender to seek a deficiency judgment against Borrower or any pledgor shall not impair Guarantor’s obligation to pay the full amount of the Obligations. In the event Lender shall bid at any foreclosure or trustee’s sale or at any private or public sale permitted by law or under the Document, Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

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Wilmington, North Carolina

15. This Guaranty is solely for the benefit of Lender, its successors and assigns and is not intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, Borrower. This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of Guarantor (including a debtor-in-possession on behalf of such Guarantor) and shall, together with the rights and remedies of Lender, hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and its successors and assigns. No sales, participations, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Lender or its successors and assigns hereunder. Guarantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligations under this Guaranty.

16. If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect. Guarantor agrees to take such action and to sign such other documents as may be appropriate to carry out the intent of this Guaranty. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original.

17. LENDER, BY ACCEPTING THIS GUARANTY, AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY LENDER OR GUARANTOR AGAINST THE OTHER OR THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, THE RELATIONSHIP OF LENDER, BORROWER AND/OR THE GUARANTOR BORROWER’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY LENDER AND THE GUARANTOR OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS A MATERIAL INDUCEMENT FOR LENDER ACCEPTING THIS GUARANTY. FURTHERMORE, GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER’S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE GUARANTOR AGAINST THE OTHER OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY DOCUMENTS CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY THE LENDER AND GUARANTOR OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

18. Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred hereby without rendering this Guaranty, as it relates to Guarantor, voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of Lender hereunder.

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Wilmington, North Carolina

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty effective as of the date set forth in the introductory paragraph of this Guaranty.

GUARANTOR:
JAMESON INNS, INC.,
a Georgia corporation

By:
Steven A. Curlee, Vice President-Legal

STATE OF GEORGIA	)
) SS.
COUNTY OF DEKALB	)

The foregoing instrument was acknowledged before me on August     , 2005 by Steven A. Curlee, Vice President-Legal of JAMESON INNS, INC., a Georgia corporation, on behalf of the corporation.

Notary Public

My Commission Expires:

Contract No. 28176

GE No. 8004-2212

5102 Dunlea Court

Wilmington, North Carolina